SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2003

EDUCATION MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-21363	25-1119571
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 562-0900

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS.

On September 2, 2003, Education Management Corporation (“EDMC”) announced that it had closed its purchase of all of the outstanding shares (the “Shares”) of American Education Centers, Inc., Asher School of Business Education Corporation, Brown Mackie Education Corporation, Commonwealth Business College Education Corporation, Michiana College Education Corporation, and Stautzenberger College Education Corporation. In addition, Southern Ohio College, LLC, a wholly-owned subsidiary of the entities listed above, was acquired in this purchase. Collectively, these entities are referred to as American Education Centers (“AEC”). The acquisition of AEC was pursuant to the terms and conditions of a Stock Purchase Agreement dated as of June 24, 2003. The Shares were beneficially owned by certain individuals and trusts. The aggregate cash purchase price for the Shares was $112.5 million (which amount included approximately $70 million paid by EDMC two business days after the closing date); EDMC also assumed $3.5 million of debt. The purchase price for the Shares was determined in arms’ length negotiations.

EDMC funded the stock purchase by borrowings under its credit facility with National City Bank as agent for a syndicate of lenders.

AEC, with approximately 5,800 students currently, offers diploma and associate’s degree programs. AEC is headquartered in a suburb of Cincinnati, Ohio and operates 18 education institutions in eight states. Its academic programs include medical assisting, licensed practical nursing, occupational therapy assisting, physical therapy assisting, business management, accounting, network engineering, computer applications, computer programming, electronics engineering, paralegal studies, criminal justice, audio-video production and computer-aided design. EDMC intends to continue AEC’s programs.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit Index

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of June 24, 2003 by and among Education Management Corporation and Russell E. Palmer, Bradley C. Palmer, The Stephen R. Palmer Living Trust, The Russell E. Palmer III Living Trust, The Karen J. Korfmann Living Trust, Michael Masin, Connie Walter, Technology Leaders L.P., Technology Leaders First Corp., J. William Brooks, Gerard Francois, Danny Finuf, The Companies Signatory Thereto and Sellers’ Representative, incorporated by reference to Exhibit 2.1 to the Report on Form 8-K filed by Education Management Corporation on September 17, 2003 (the “September 2003 8-K”).

4.1	Second Amended and Restated Credit Agreement dated as of August 18, 2003 by and among Education Management Corporation as the Borrower, The Banks Party Thereto as the Banks and National City Bank of Pennsylvania as the Agent and Wachovia Bank, National Association, as Syndication Agent, Suntrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Documentation Agent, incorporated by reference to Exhibit 4.1 to the September 2003 8-K.

23.1	Consent of Almich & Associates, independent auditors for American Education Centers, Inc., filed herewith.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and

Stockholders of American Education Centers, Inc.:

We have audited the accompanying balance sheet of American Education Centers, Inc. (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Education Centers, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 15 on American Education Centers, Inc.’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003 on our consideration of American Education Centers, Inc.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

AMERICAN EDUCATION CENTERS, INC.

Balance Sheet

December 31, 2002

Assets

Current assets:

Cash	$1,393,424

Accounts receivable, net of allowance for doubtful accounts of $1,023,900	1,049,274

Secured related party receivables	1,570,000

Prepaid expenses and other	716,132

Deferred initial direct costs	890,100

Total current assets	5,618,930

Property, equipment and improvements, net of accumulated depreciation and amortization of $2,142,478	3,980,852

Due from related parties, net	248,611

Investment in affiliate	420,000

Deposits and other	91,323

$10,359,716

See notes to financial statements

AMERICAN EDUCATION CENTERS, INC.

Balance Sheet

December 31, 2002

Liabilities and Stockholders’ Equity

Current liabilities:

Accounts payable	$344,584

Accrued expenses	1,173,480

Unearned tuition	2,093,009

Current portion of notes and debentures payable	180,000

Total current liabilities	3,791,073

Notes and debentures payable, net of current portion	2,264,402

Total liabilities	6,055,475

Stockholders’ equity:

Class A common stock, $.01 par value, 10,000 shares authorized	10

Class B nonvoting common stock, $.01 par value, 10,000 shares authorized	10

Additional paid-in capital	1,879,909

Retained earnings	4,156,614

6,036,543
Treasury stock, at cost	(1,732,302)

Total stockholders’ equity	4,304,241

$10,359,716

See notes to financial statements

AMERICAN EDUCATION CENTERS, INC.

Statement of Income

For The Year Ended December 31, 2002

Revenues	$22,612,741

Costs and expenses:
Course materials, services and instruction	7,450,007
Selling and promotion	4,447,173
General and administrative	3,537,690
Facilities	2,717,862
Depreciation and amortization	1,097,257

Total costs and expenses	19,249,989

Income from operations	3,362,752

Other income (expense):
Loss on disposal of fixed assets	(1,824)
Interest income	87,700
Interest expense	(132,921)
Other income (expense):	943

Total other income (expense)	(46,102)

Income before provision for income taxes	3,316,650
Provision for income taxes	—

Net income	$3,316,650

See notes to financial statements

AMERICAN EDUCATION CENTERS, INC.

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Retained Earnings	Treasury Stock		Total Stockholders' Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	521.21	$10	443.42	$10	$1,701,759	$2,641,364	435.36	$(1,732,302)	$2,610,841
Net income	—	—	—	—	—	3,316,650	—	—	3,316,650
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(1,693,400)	—	—	(1,693,400)
Distributions to stockholders	—	—	—	—	—	(108,000)	—	—	(108,000)
Stock compensation expense	—	—	—	—	96,025	—	—	—	96,025
Recognition of restricted stock compensation	—	—	—	—	82,125	—	—	—	82,125

Balance, end of year	521.21	$10	443.42	$10	$1,879,909	$4,156,614	435.36	$(1,732,302)	$4,304,241

See notes to financial statements

AMERICAN EDUCATION CENTERS, INC.

Statement of Cash Flows

For The Year Ended December 31, 2002

Cash flows from operating activities:
Net income	$3,316,650
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization	1,097,257
Stock compensation expense	96,025
Recognition of restricted stock compensation	82,125
Loss on disposal of fixed assets	1,824
Changes in operating assets and liabilities -
Accounts receivable, net	71,833
Prepaid expenses and other	(13,767)
Deferred initial direct costs	37,000
Deposits and other	1,072
Accounts payable	14,222
Accrued expenses	(168,106)
Unearned tuition	319,383

Net cash provided by operating activities	4,855,518

Cash flows from investing activities:
Purchases of property, equipment and improvements	(1,032,367)
Investment in affiliate	(420,000)

Net cash used by investing activities	(1,452,367)

Cash flows from financing activities:
Payments on note payable	(180,000)
Principal payments on capital lease obligation	(10,391)
Increase in secured related party receivables	(770,000)
Increase in amounts due from related parties, net	(15,168)
Distributions to stockholders for payment of income taxes	(1,693,400)
Distributions to stockholders	(108,000)

Net cash used by financing activities	(2,776,959)

Increase in cash	626,192

Cash, beginning of year	767,232

Cash, end of year	$1,393,424

Supplemental cash flows information:
Cash paid for -
Interest expense	$130,049

Income taxes	$—

See notes to financial statements

AMERICAN EDUCATION CENTERS, INC.

Notes to Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

American Education Centers, Inc. (the Company) was incorporated on June 2, 1993, in the state of Delaware and is engaged in the business of operating private two year colleges. The Company provides career training for business, medical and technical professions.

The Company’s eight campuses are located in Akron and Cincinnati, Ohio, Ft. Mitchell, Hopkinsville and Louisville, Kentucky, Pittsburgh, Pennsylvania, as well as Garland and Hurst, Texas.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Property, Equipment and Improvements

Property, equipment and improvements are stated at cost. Depreciation and amortization are provided for using the straight-line basis over the following estimated useful lives.

Furniture and equipment	3 to 7 years
Buildings	30 years
Leasehold improvements	Shorter of lease term or useful life

When property, equipment and improvements are sold or otherwise disposed of, the asset and related depreciation and amortization are removed from the accounts and any resulting gain or loss is recorded in income for the period.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career schools. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Income Taxes

The Company operates as a Subchapter S Corporation. As such, the income and expenses of the Company pass through directly to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - PROPERTY, EQUIPMENT AND IMPROVEMENTS

Property, equipment and improvements consisted of the following as of December 31, 2002:

Land	$79,809
Buildings and improvements	422,971
Furniture and equipment	3,813,905
Leasehold improvements	1,462,754
Construction in progress	343,891

6,123,330
Less: accumulated depreciation and amortization	(2,142,478)

$3,980,852

Depreciation and amortization expense related to property, equipment and improvements was $1,097,257 for the year ended December 31, 2002.

NOTE 3 - NOTES AND DEBENTURES PAYABLE

Notes and debentures payable consisted of the following as of December 31, 2002:

Note payable to a bank, originating during the year ended December 31, 2000, due to the purchase of fixed assets for facility renovations, equipment, furniture and fixtures, collateralized by all assets of the Company and other educational corporations owned by the Company’s stockholders, payable in monthly principal installments of $15,000 plus accrued interest at the bank’s prime rate (4.25% at December 31, 2002), with any remaining principal balance and all accrued interest due on June 1, 2006.	$1,090,000
5.5% Senior Subordinated Debentures, related to the purchase of the net assets of the institution, due March 31, 2004, with interest payable semi-annually. The debentures include non-detachable Series A, Series B and Series C warrants to purchase in the aggregate up to 148.48, 21.45 and 6.5359 shares, respectively, of the Company’s Class A common stock and Class B common stock.	1,212,701
5.5% Senior Subordinated Debentures, related to the purchase of the net assets of the institution, due March 31, 2004, with interest payable semi-annually. The debentures include non-detachable Series D, Series E and Series F warrants to purchase in the aggregate up to 59.39, 8.58 and 2.61 shares, respectively, of the Company’s Class A common stock and Class B common stock.	141,701

2,444,402
Less: current portion	(180,000)

$2,264,402

Future maturities under the terms of the above described agreements as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$180,000
2004	1,534,402
2005	180,000
2006	550,000

$2,444,402

The Company and other educational corporations owned by the stockholders of the Company have a line of credit with a bank which expires June 1, 2003. As of December 31, 2002, borrowing capacity under the line of credit was $1,735,100 and there were no outstanding borrowings. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002) and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders.

As of December 31, 2002, the Company was co-guarantor and its assets secured outstanding credit facilities of $3,335,760 of another educational corporation owned by the stockholders of the Company. In addition, the Company guarantees $940,000 of notes payable of related educational institutions.

The bank debt contains certain financial covenants, among others, as to maintenance of deposits with a combined balance of $75,000, limitations on additional indebtedness, dispositions of assets, transactions with related entities, as well as maintenance of a specified capital base and level of earnings, as defined in the agreement. As of December 31, 2002, the Company was in compliance with such financial covenants.

NOTE 4 - CAPITAL LEASE OBLIGATION

The Company had leased equipment under the terms of a non-cancelable capital lease agreement. The capital lease was paid in full during the year ended December 31, 2002.

NOTE 5 - RELATED PARTY TRANSACTIONS

As of December 31, 2002, the Company had $1,570,000 in secured receivables from three educational corporations owned by the stockholders of the Company. Such receivables were under the terms of a Security Agreement, were secured and collateralized by all assets of the educational corporations, and were to be repaid by January 31, 2003. These $1,570,000 in secured receivables were fully repaid subsequent to December 31, 2002.

The Company advances and receives funds with other educational corporations owned by the stockholders of the Company. Net amounts advanced as of December 31, 2002, amounted to $248,611. These amounts are non-interest bearing, secured by the educational corporations’ assets and have no stipulated repayment provisions.

During the year ended December 31, 2002, the Company paid management fees of $189,996, to an entity owned by one of the Company’s stockholders. The Company also charged administrative fees of $2,050,000 to its eight campuses, as well as $2,350,000 to other educational corporations owned by the stockholders of the Company. Such fees are reflected within general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

The Company leases certain equipment from an entity which is owned by one of the stockholders and an officer of the Company. The lease has a stipulated term of 10 years, but may be cancelled by the Company with 90 days notice. Base monthly lease payments constructively paid to this related entity during the year ended December 31, 2002, amounted to $212,271, and are reflected within general and administrative expense in the accompanying statement of income. In addition to the base monthly lease payments, the Company is also responsible for the maintenance and operating costs of the equipment.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 84.76 shares of the Company’s restricted Class A common stock with a fair market value of $4,844 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $82,125 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2001 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been recognized in the accompanying statement of income within general and administrative expense as well as within additional paid-in capital.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases its operating facilities under noncancelable agreements expiring at various dates through July 2007. The leases generally require the Company to pay certain operating expenses of the facilities in addition to base monthly rent. Certain of the leases contain renewal options and rent escalation clauses. Rent escalation clauses require either fixed increases or increases tied to the consumer price index.

The following is a schedule by year of future minimum rental payments required under noncancelable operating leases as of December 31, 2002:

Year Ending December 31,
2003	$1,957,758
2004	1,979,386
2005	1,807,453
2006	1,143,866
2007	555,545
Thereafter	97,703

$7,541,711

Rent expense for the year ended December 31, 2002, amounted to approximately $2,063,000 and is included in facilities expense on the accompanying statement of income.

Contingencies

The Company has irrevocable standby letters of credit totaling $245,300 in favor of the U.S. Department of Education (ED) due to late refunds. As of December 31, 2002, the letters of credit have never been drawn upon.

NOTE 7 - 401(K) PLAN

The Company has a 401(k) plan covering substantially all of its employees. The Company matches 100% of the first 3% of employee contributions to the plan. Company contributions vest according to a schedule, become fully vested after six years and amounted to approximately $104,800 for the year ended December 31, 2002. The Company may elect to contribute additional amounts to the Plan as determined by the board of directors. Company discretionary contributions during the year ended December 31, 2002 amounted to $184,800.

NOTE 8 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

The Company had cash balances with a bank in excess of the federally insured amount of $100,000 as of December 31, 2002.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by ED for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company complied with ED’s standards pertaining to the 90/10 eligibility calculations. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 15 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 2.6.

AMERICAN EDUCATION CENTERS, INC.

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

American Education Centers, Inc. (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Southern Ohio College - OPE ID No. 005127
Title IV Funds	$13,571,432
Total Funds	$17,635,339
Percent Title IV	77.0%
RETS Electronic Institute - OPE ID No. 021082
Title IV Funds	$4,362,365
Total Funds	$5,248,905
Percent Title IV	83.1%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

American Education Centers, Inc. (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The Institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Distributions to Stockholders – During the year ended December 31, 2002, the Institution made distributions of $1,801,400 to its stockholders, of which $1,693,400 was for the payment of income taxes.

Management and Administrative Fees – During the year ended December 31, 2002, the Institution paid management fees of $189,996 to an entity owned by one of the Institution’s stockholders. The Institution also charged administrative fees of $2,050,000 to its eight campuses, as well as $2,350,000 to other educational corporations owned by the stockholders of the Institution. The amounts charged represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support and were as follows:

Asher School of Business Education Corporation	$150,000
Brown Mackie Education Corporation	150,000
Commonwealth Business College Education Corporation	700,000
Michiana College Education Corporation	1,000,000
Stautzenberger College Education Corporation	250,000
Southern Ohio College, LLC	100,000

$2,350,000

Secured Related Party Receivables - As of December 31, 2002, the Institution had $1,570,000 in secured receivables from three educational corporations owned by the stockholders of the Institution. Such receivables were under the terms of a Security Agreement, were secured and collateralized by all assets of the educational corporations, and were to be repaid by January 31, 2003. These $1,570,000 in secured receivables were fully repaid subsequent to December 31, 2002. The secured receivables at December 31, 2002, were from the following corporations:

Michiana College Education Corporation	$430,000
Commonwealth Business College Education Corporation	680,000
Brown Mackie Education Corporation	460,000

$1,570,000

Due From Related Parties, net - The Institution advances and receives funds with other educational corporations owned by the stockholders of the Institution. These amounts are non-interest bearing, secured by the educational corporations’ assets and have no stipulated repayment provisions. Amounts advanced as of December 31, 2002, were due from (to) the following corporations:

Asher School of Business Education Corporation	$187,751
Brown Mackie Education Corporation	6,583
Commonwealth Business College Education Corporation	690
Michiana College Education Corporation	7,879
Stautzenberger College Education Corporation	(142,014)
Southern Ohio College, LLC	187,722

$248,611

Equipment Rental - The Institution leases certain equipment from an entity which is owned by one of the stockholders and an officer of the Institution. The lease has a stipulated term of 10 years, but may be cancelled by the Institution with 90 days notice. Base monthly lease payments constructively paid to this related entity during the year ended December 31, 2002, amounted to $212,271, and are reflected within general and administrative expense in the accompanying statement of income. In addition to the base monthly lease payment the Institution is also responsible for the maintenance and operating costs of the equipment.

Contingency - As of December 31, 2002, the Institution was co-guarantor and its assets secured outstanding credit facilities of $3,335,760 of Brown Mackie Education Corporation, another educational corporation owned by the stockholders of the Institution. In addition, the Institution guarantees $100,000 of a note payable of Michiana College Education Corporation and a $840,000 note payable of Southern Ohio College, LLC.

Investment In Affiliate - The accompanying financial statements include the accounts of the Institution, as well as its 20% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Institution’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 84.76 shares of the Institution’s restricted Class A common stock with a fair market value of $4,844 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $82,125 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been recognized in the accompanying statement of income within general and administrative expenses as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and

    Stockholders of American Education Centers, Inc.:

We have audited the financial statements of American Education Centers, Inc. as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether American Education Centers, Inc.’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered American Education Centers, Inc.’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

    Asher School of Business Education Corporation:

We have audited the accompanying balance sheet of Asher School of Business Education Corporation (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Asher School of Business Education Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 11 on Asher School of Business Education Corporation’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Asher School of Business Education Corporation’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Assets

Current assets:
Cash	$257,909
Accounts receivable, net of allowance for doubtful accounts of $77,600	80,067
Prepaid expenses and other	53,298
Deferred initial direct costs	168,100

Total current assets	559,374

Furniture, equipment and improvements, net of accumulated depreciation and amortization of $128,166	65,693

Other assets:
Investment in affiliate	210,000
Goodwill	316,208

Total other assets	526,208

$1,151,275

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,943
Accrued expenses	77,497
Unearned tuition	166,671

Total current liabilities	253,111
Advances from related party	187,751
Senior subordinated debentures	90,000

Total liabilities	530,862

Stockholders’ equity:
Class A common stock, $.01 par value, 1,000 shares authorized	5
Class B nonvoting common stock, $.01 par value, 1,000 shares authorized	5
Additional paid-in capital	1,603,228
Accumulated deficit	(698,245)

904,993
Treasury stock, at cost	(284,580)

Total stockholders’ equity	620,413

$1,151,275

See notes to financial statements

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

Statement of Income

For The Year Ended December 31, 2002

Revenues	$1,857,546

Costs and expenses:
Course materials, service and instruction	606,939
Selling and promotion	445,191
General and administrative	510,633
Facilities	186,852
Depreciation and amortization	32,927

Total costs and expenses	1,782,542

Income from operations	75,004

Other income (expense):
Loss on disposal of fixed assets	(420)
Interest expense	(4,951)
Other income (expense)	63

Total other income (expense)	(5,308)

Income before provision for income taxes	69,696
Provision for income taxes	—

Net income	$69,696

See notes to financial statements

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Accumulated Deficit	Treasury Stock		Total Stockholders’ Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	331.18	$5	365	$5	$1,524,696	$(663,857)	303.82	$(284,580)	$576,269
Net income	—	—	—	—	—	69,696	—	—	69,696
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(66,080)	—	—	(66,080)
Distributions to stockholders	—	—	—	—	—	(38,004)	—	—	(38,004)
Recognition of restricted stock compensation	—	—	—	—	59,294	—	—	—	59,294
Stock compensation expense	—	—	—	—	19,238	—	—	—	19,238

Balance, end of year	331.18	$5	365	$5	$1,603,228	$(698,245)	303.82	$(284,580)	$620,413

See notes to financial statements

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

Statement of Cash Flows

For The Year Ended December 31, 2002

Cash flows from operating activities:
Net income	$69,696
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,927
Recognition of restricted stock compensation	59,294
Stock compensation expense	19,238
Changes in operating assets and liabilities:
Accounts receivable, net	19,796
Other accounts receivable	21,548
Prepaid expenses and other	(12,796)
Deferred initial direct costs	22,000
Accounts payable	4,431
Accrued expenses	6,527
Unearned tuition	(139,682)

Net cash provided by operating activities	102,979

Cash flows from investing activities:
Purchases of furniture and equipment	(12,911)
Investment in affiliate	(210,000)

Net cash used by investing activities	(222,911)

Cash flows from financing activities:
Increase in advances from related party	40,096
Distributions to stockholders	(38,004)
Distributions to stockholders for payment of income taxes	(66,080)

Net cash used by financing activities	(63,988)

Decrease in cash	(183,920)
Cash, beginning of year	441,829

Cash, end of year	$257,909

Supplemental cash flows information:
Cash paid for -
Interest expense	$4,951

Income taxes	$—

See notes to financial statements

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

Notes to Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Asher School of Business Education Corporation (the Company) was incorporated on September 25, 1996, in the state of Delaware. The Company operates a private career school located in Norcross, Georgia. The Company provides career training for business and health related professions and offers diploma and degree programs.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 10% equity interest in the earnings Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $210,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Furniture, Equipment and Improvements

Furniture, equipment and leasehold improvements are stated at cost and are being depreciated and amortized utilizing the straight-line method over the following estimated useful lives:

Furniture and equipment	3 to 7 years
Buildings	5 years
Leasehold improvements	Shorter of lease term or useful life

Goodwill

Goodwill represents the excess of the purchase price over the fair market value of the net assets acquired in connection with the purchase of the college.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, all existing and newly acquired goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. The Company adopted the provisions of SFAS No. 142 effective January 1, 2002. Management does not believe that the Company’s existing goodwill is impaired.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career school. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Income Taxes

The Company operates as a Subchapter S Corporation. As such, the income and expenses of the Company pass through directly to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - FURNITURE, EQUIPMENT AND IMPROVEMENTS

Furniture, equipment and improvements consisted of the following as of December 31, 2002:

Equipment	$59,583
Furniture	47,282
Library	14,465
Leasehold improvements	60,743
Construction in progress	11,786

193,859
Less: accumulated depreciation and amortization	(128,166)

$65,693

Depreciation and amortization expense associated with furniture, equipment and improvements was $32,927 for the year ended December 31, 2002.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases its operating facility under the terms of a non-cancelable operating lease which expires in 2005. The lease requires the Company to pay various operating expenses of the facility in addition to base monthly lease payments. The Company’s performance under this lease is guaranteed by other educational institutions owned by the stockholders of the Company.

Future minimum lease payments over the remaining terms of the above described lease are as follows:

Year Ending December 31,
2003	$117,873
2004	121,360
2005	72,002

$311,235

Rent expense for the year ended December 31, 2002, was approximately $136,400 and is reflected within facilities expense in the accompanying statement of income.

Contingencies

The Company and other educational corporations owned by the stockholders of the Company have a $1,735,100 line of credit with a bank which expires June 1, 2003. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002), and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders. As of December 31, 2002, there were no outstanding balances under this agreement.

As of December 31, 2002, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

The Company has a $42,100 irrevocable standby letter of credit in favor of the U.S. Department of Education due to an incidence of late refunds. As of December 31, 2002, the letter of credit has never been drawn upon.

NOTE 4 - SENIOR SUBORDINATED DEBENTURES

The senior subordinated debentures as of December 31, 2002, are related to the purchase of the net assets of the college and consist of 5.5% Senior Subordinated Debentures due March 31, 2004. The debentures include nondetachable Series A warrants to purchase in the aggregate up to 77.10 shares of each of the Company’s Class A common stock and Class B common stock. The agreement also contains provisions to issue Series B warrants to purchase up to an additional 11.14 shares of each of the Company’s Class A and Class B common stock. All accrued interest was payable on or before October 14, 2000, and semi-annually thereafter. Accrued interest on the debentures was $1,238 as of December 31, 2002 and is reflected within accrued expenses.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with an educational corporation owned by the stockholders of the Company. Net amounts received at December 31, 2002, amounted to $187,751. The advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations.

During the year ended December 31, 2002, the Company paid $21,000 in management fees to an entity owned by one of the Company’s stockholders. The Company was also charged $150,000 in administrative fees by an educational corporation owned by the stockholders of the Company. The fees have been included in general and administrative expense on the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Company’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $150,000 administrative fee discussed above, as well as within additional paid-in capital.

NOTE 6 - 401(K) SAVINGS PLAN

The Company has a 401(k) plan covering substantially all of its employees. The Company matches 100% of the first 3% of employee contributions to the Plan. The Company may elect to contribute additional amounts to the Plan as determined by the board of directors. No Company discretionary contributions were made during the year ended December 31, 2002. Company contributions vest according to a schedule, become fully vested after six years and amounted to approximately $8,400 for the year ended December 31, 2002.

NOTE 7 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

At December 31, 2002, the Company had cash balances with a bank in excess of the federally insured amount of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 78.9%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 11 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 2.4.

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

Asher School of Business Education Corporation (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$1,392,335
Total eligible cash receipts	$1,765,285
Percentage Title IV	78.9%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Asher School of Business Education Corporation (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Contingency – As of December 31, 2002, the Institution was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of American Education Centers, Inc. (AEC) and $3,335,760 of Brown Mackie Education Corporation, which are entities owned by the stockholders of the Institution.

Distributions to Stockholders – During the year ended December 31, 2002, the Institution made $104,084 of distributions to its stockholders, of which $66,080 was for the payment of income taxes.

Advances From Related Party – The Institution had net advances from AEC as of December 31, 2002, of $187,751. The advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations.

Management and administrative fees – During the year ended December 31, 2002, the Institution paid $21,000 in management fees to an entity owned by one of the Institution’s stockholders. The Institution was also charged $150,000 in administrative fees by an educational corporation owned by the stockholders of the Institution. The fees have been included in general and administrative expense on the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate – The accompanying financial statements include the accounts of the Institution, as well as its 10% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $210,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Institution’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277

Furniture, equipment and improvements	280,375

Goodwill	1,760,222

Other assets	59,062

$3,259,936

Current liabilities	$294,991

Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity - Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Institution’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $150,000 administrative fee discussed above, as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and

    Stockholders of Asher School of Business Education Corporation:

We have audited the financial statements of Asher School of Business Education Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Asher School of Business Education Corporation’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Asher School of Business Education Corporation’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and

Stockholders of Brown Mackie Education Corporation:

We have audited the accompanying balance sheet of Brown Mackie Education Corporation (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brown Mackie Education Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 14 on Brown Mackie Education Corporation’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Brown Mackie Education Corporation’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

BROWN MACKIE EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Assets
Current assets:
Cash	$491,385
Accounts receivable, net of allowance for doubtful accounts of $313,600	401,647
Prepaid expenses and other	50,496
Deferred initial direct costs	449,333

Total current assets	1,392,861

Property, equipment and improvements, net of accumulated depreciation and amortization of $773,425	4,024,902

Other assets:
Other amounts receivable	117,567
Goodwill	78,952
Investment in affiliate	315,000
Deposits	28,126

Total other assets	539,645

$5,957,408

See notes to financial statements

BROWN MACKIE EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$11,961
Accrued expenses	441,415
Current portion of notes and debentures payable	483,920
Unearned tuition	541,188

Total current liabilities	1,478,484
Notes and debentures payable, net of current portion	3,196,830
Advances from related party	466,583

Total liabilities	5,141,897

Stockholders’ equity:
Class A common stock, $.01 par value, 1,000 shares authorized	5
Class B nonvoting common stock, $.01 par value, 1,000 shares authorized	5
Additional paid-in capital	681,711
Retained earnings	647,870

1,329,591

Treasury stock, at cost	(514,080)

Total stockholders’ equity	815,511

$5,957,408

See notes to financial statements

BROWN MACKIE EDUCATION CORPORATION

Statement of Income

For The Year Ended December 31, 2002

Revenues	$5,170,525

Costs and expenses:
Course materials, services and instruction	1,739,862
Selling and promotion	951,171
General and administrative	1,139,111
Facilities	543,176
Depreciation and amortization	283,225

Total costs and expenses	4,656,545

Income from operations	513,980

Other income (expense):
Gain on sale of fixed assets	7,514
Interest expense	(87,713)

Total other income (expense)	(80,199)

Income before provision for income taxes	433,781
Provision for income taxes	—

Net income	$433,781

See notes to financial statements

BROWN MACKIE EDUCATION CORPORATION

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Retained Earnings	Treasury Stock		Total Stockholders' Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	331.18	$5	365	$5	$597,130	$398,535	303.82	$(514,080)	$481,595
Net income	—	—	—	—	—	433,781	—	—	433,781
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(184,446)	—	—	(184,446)
Recognition of restricted stock compensation	—	—	—	—	59,294	—	—	—	59,294
Stock compensation expense	—	—	—	—	25,287	—	—	—	25,287

Balance, end of year	331.18	$5	365	$5	$681,711	$647,870	303.82	$(514,080)	$815,511

See notes to financial statements

BROWN MACKIE EDUCATION CORPORATION

Statement of Cash Flows

For The Year Ended December 31, 2002

Cash flows from operating activities:
Net income	$433,781
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization	283,225
Recognition of restricted stock compensation	59,294
Stock compensation expense	25,287
Changes in assets and liabilities -
Accounts receivable, net	17,052
Prepaid expenses and other	45,938
Deferred initial direct costs	1,000
Other amounts receivable	38,820
Deposits	(12,084)
Accounts payable	(3,792)
Accrued expenses	243,441
Deferred rent	(9,326)
Unearned tuition	(13,573)

Net cash provided by operating activities	1,109,063

Cash flows from investing activities:
Purchases of property, equipment and improvements	(3,209,982)
Investment in affiliate	(315,000)

Net cash used by investing activities	(3,524,982)

Cash flows from financing activities:
Principal borrowings on notes payable	2,700,000
Principal payments on notes payable	(202,443)
Increase in advances from related party	319,672
Distributions to stockholders for payment of income taxes	(184,446)

Net cash provided by financing activities	2,632,783

Increase in cash	216,864
Cash, beginning of year	274,521

Cash, end of year	$491,385

Supplemental cash flows information:
Cash paid for -
Interest	$87,713

Income taxes	$—

See notes to financial statements

BROWN MACKIE EDUCATION CORPORATION

Notes to Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Brown Mackie Education Corporation (the Company) was incorporated on March 24, 1994, in the state of Delaware and is engaged in the business of operating a private junior college with two campuses located in Salina and Lenexa, Kansas. The Company provides education in the business, legal and medical professions resulting in associate degrees.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 15% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Property, Equipment and Improvements

Property and equipment are recorded at cost and are depreciated over their estimated useful lives (3 to 30 years) using the straight-line method.

Leasehold improvements are stated at cost and are amortized over the shorter of the lease term or their estimated useful lives.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s junior college. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Goodwill

Goodwill is comprised of the excess of the purchase price over the fair market value of the net assets acquired in connection with the purchase of the college.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. The Company adopted the provisions of SFAS No. 142 effective January 1, 2002. Management does not believe that the Company’s goodwill is impaired.

Income Taxes

The Company operates as a Subchapter S Corporation. As such, the income and expenses of the Company pass through to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - PROPERTY, EQUIPMENT AND IMPROVEMENTS

Property, equipment and improvements consisted of the following as of December 31, 2002:

Land	$1,390,000
Buildings	1,200,808
Leasehold improvements	251,835
Furniture and equipment	1,046,468
Transportation equipment	11,238
Library	111,911
Construction in progress	786,067

4,798,327
Less: accumulated depreciation and amortization	(773,425)

$4,024,902

Depreciation and amortization expense related to property, equipment and improvements was $283,225 for the year ended December 31, 2002.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with an educational corporation owned by the stockholders of the Company. Net amounts received at December 31, 2002, amounted to $466,583, of which $460,000 was under the terms of a Security Agreement whereby all of the Company’s assets secured and collateralized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $466,583 were fully repaid.

During the year ended December 31, 2002, the Company paid $42,000 in management fees to an entity owned by one of the Company’s stockholders. The Company was also charged $150,000 in administrative fees by an educational corporation owned by the stockholders of the Company. Such fees are reflected in general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Company’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $150,000 administrative fee discussed above, as well as within additional paid-in capital.

NOTE 4 - NOTES AND DEBENTURES PAYABLE

Notes and debentures payable consisted of the following as of December 31, 2002:

Mortgage note payable to a bank, originating during the year ended December 31, 2002, and due to the purchase of land, building and facility renovations pertaining to the Lenexa campus, collateralized by all assets of the Company and other educational corporations owned by the Company’s stockholders, payable in monthly principal and interest installments of $15,330, bearing interest at 5.658% per annum, with any remaining principal balance and all accrued interest due on October 1, 2012	$2,190,760

Note payable to a bank, originating during the year ended December 31, 2002, related to facility renovations pertaining to the Lenexa campus, collateralized by all assets of the Company and other educational corporations owned by the Company’s stockholders, payable in monthly principal installments of $13,889 plus accrued interest at the bank’s prime rate (4.25% at December 31, 2002), with any remaining principal balance and all accrued interest due on December 26, 2005	500,000

Note payable to a bank, originating during the year ended December 31, 2000, and due to the purchase of fixed assets for facility renovations, equipment, furniture and fixtures, collateralized by all assets of the Company and other educational corporations owned by the Company’s stockholders, payable in monthly principal installments of $15,000 plus accrued interest at the bank’s prime rate (4.25% at December 31, 2002), with any remaining principal balance and all accrued interest due on June 1, 2006	645,000

Mortgage note payable due to the purchase of land and building, secured by land and building, requiring monthly principal and interest installments of $1,416, bearing interest at 2.5% per annum above the Federal Home Loan Bank Rate (5.625% at December 31, 2002)	73,891

Mortgage note payable due to the purchase of land and building, secured by land and building, requiring monthly principal and interest installments of $523, bearing interest at 2.7% per annum above the three year monthly Treasury constant maturity rate (6.860% at December 31, 2002)	50,343

5.5% Senior Subordinated Debentures, related to the purchase of the net assets of the college, due March 31, 2004, with interest payable semi-annually. The debentures include nondetachable Series A warrants to purchase in the aggregate up to 77.10 shares of each of the Company’s Class A common stock and Class B common stock. The agreement also contains provisions to issue Series B warrants to purchase up to an additional 11.14 shares of each of the Company’s Class A and Class B common stock. Accrued interest on the debentures was $3,034 as of December 31, 2002 and is reflected within accrued expenses.	145,809

Demand notes payable related to the purchase of the net assets of the college, unsecured, bearing interest at 5.5% per annum payable semi-annually. If no demand is made, the notes are due March 31, 2004	74,947

3,680,750
Less: current portion	(483,920)

$3,196,830

Future maturities of notes and debentures payable as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$483,920
2004	572,831
2005	446,010
2006	195,510
2007	94,448
Thereafter	1,888,031

$3,680,750

The Company and other educational corporations owned by the stockholders of the Company have a $1,735,100 line of credit with a bank which expires June 1, 2003. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002), and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders. As of December 31, 2002, there were no outstanding balances under this agreement.

The bank debt contains certain financial convenants, among others, as to maintenance of deposits with a combined balance of $75,000, limitations on additional indebtedness, dispositions of assets, transactions with related entities, as well as maintenance of a specified capital base and level of earnings, as defined in the agreement. As of December 31, 2002, the Company was in compliance with such financial covenants.

NOTE 5 - 401(K) SAVINGS PLAN

The Company has a 401(K) plan covering substantially all of its employees. The Company matches 100% of the first 3% of employee contributions to the plan. The Company may elect to contribute additional amounts to the Plan as determined by the board of directors. No Company discretionary contributions were made during the year ended December 31, 2002. Company contributions vest according to a schedule, become fully vested after six years and amounted to approximately $24,200, for the year ended December 31, 2002.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Commitments

The lease on the Salina operating facility is non-cancellable, commenced in July 2000, is for a term of six years, with an option to extend for an additional six years. The lease requires payment of various operating expenses in addition to base monthly rent.

Future minimum payments over the remaining term of the above described lease as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$247,200
2004	247,200
2005	247,200
2006	61,800

$803,400

Rent expense for the year ended December 31, 2002, was approximately $395,200, and is reflected in facilities expense in the accompanying statement of income.

Contingencies

The Company has a $224,200 irrevocable standby letter of credit in favor of the U.S. Department of Education due to an incidence of late refunds. As of December 31, 2002, the letter of credit has never been drawn upon.

As of December 31, 2002, the Company was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of another entity owned by the stockholders of the Company.

The Company is subject to claims and legal actions in the ordinary course of its business. The Company has insurance policies in varying amounts covering certain of the outstanding lawsuits and claims. In the event a judgment was awarded in excess of the insurance coverage, the burden would fall on the Company. The Company does not expect that the ultimate outcome of an unfavorable judgment in any of the legal matters would result in a material adverse effect on the Company’s financial position.

NOTE 7 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

At December 31, 2002, the Company had cash balances with a bank in excess of the federally insured amount of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 87.2%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 14 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 1.7.

BROWN MACKIE EDUCATION CORPORATION

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

Brown Mackie Education Corporation (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education (ED) pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs.

For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$4,409,380
Total eligible cash receipts	$5,057,063
Percentage Title IV	87.2%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Brown Mackie Education Corporation (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The Institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Distributions - During the year ended December 31, 2002, the Institution made $184,446 of distributions to its stockholders for the payment of income taxes.

Management and Administrative Fees - During the year ended December 31, 2002, the Institution paid management fees of $42,000 to an entity owned by one of the Institution’s stockholders. The Institution was also charged $150,000 in administrative fees by American Education Centers, Inc. (AEC), an entity owned by the Institution’s stockholders. Such fees are reflected in general and administrative expense in the statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Advances From Related Party - At December 31, 2002, the Institution had received net advances of $466,583 from AEC, of which $460,000 was under the terms of a Security Agreement whereby all of the Institution’s assets secured and collateralized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $466,583 were fully repaid.

Contingency - As of December 31, 2002, the Institution was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of AEC.

Investment In Affiliate - The accompanying financial statements include the accounts of the Institution, as well as its 15% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Institution’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity - Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Institution’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $150,000 administrative fee discussed above, as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and

Stockholders of Brown Mackie Education Corporation:

We have audited the financial statements of Brown Mackie Education Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Brown Mackie Education Corporation’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Brown Mackie Education Corporation’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

of Commonwealth Business College Education Corporation:

We have audited the accompanying balance sheet of Commonwealth Business College Education Corporation (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Commonwealth Business College Education Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 12 on Commonwealth Business College Education Corporation’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Commonwealth Business College Education Corporation’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

Irvine, California

February 14, 2003

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Assets
Current assets:
Cash	$244,808
Accounts receivable, net of allowance for doubtful accounts of $329,500	746,463
Prepaid expenses and other	99,223
Deferred initial direct costs	264,453

Total current assets	1,354,947

Furniture, equipment and improvements, net of accumulated depreciation and amortization of $308,770	891,401

Other assets:
Deposits	4,560
Investment in affiliate	420,000
Goodwill	181,684

Total other assets	606,244

$2,852,592

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,241
Accrued expenses	347,304
Unearned tuition	35,620
Current portion of note payable	6,757

Total current liabilities	398,922
Advances from related party	680,690
Senior subordinated debentures	90,000
Note payable, net of current portion	15,826

Total liabilities	1,185,438

Stockholders’ equity:
Class A common stock, $.01 par value, 1,000 shares authorized	5
Class B nonvoting common stock, $.01 par value, 1,000 shares authorized	5
Additional paid-in capital	840,701
Retained earnings	2,275,353

3,116,064
Treasury stock, at cost	(1,448,910)

Total stockholders’ equity	1,667,154

$2,852,592

See notes to financial statements

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

Statement of Income

For The Year Ended December 31, 2002

Revenues	$6,499,579

Costs and expenses:
Course materials, services and instruction	1,766,610
Selling and promotion	932,158
General and administrative	1,607,209
Facilities	472,953
Depreciation and amortization	103,306

Total costs and expenses	4,882,236

Income from operations	1,617,343
Other expense - interest	(7,936)

Income before provision for income taxes	1,609,407
Provision for income taxes	—

Net income	$1,609,407

See notes to financial statements

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Retained Earnings	Treasury Stock		Total Stockholders’ Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	331.18	$5	365	$5	$729,712	$1,461,504	303.82	$(1,448,910)	$742,316
Net income	—	—	—	—	—	1,609,407	—	—	1,609,407
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(687,558)	—	—	(687,558)
Distributions to stockholders	—	—	—	—	—	(108,000)	—	—	(108,000)
Recognition of restricted stock compensation	—	—	—	—	59,294	—	—	—	59,294
Stock compensation expense	—	—	—	—	51,695	—	—	—	51,695

Balance, end of year	331.18	$5	365	$5	$840,701	$2,275,353	303.82	$(1,448,910)	$1,667,154

See notes to financial statements

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

Statement of Cash Flows

For The Year Ended December 31, 2002

Cash flows from operating activities:
Net income	$1,609,407
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	103,306
Recognition of restricted stock compensation	59,294
Stock compensation expense	51,695
Changes in assets and liabilities:
Accounts receivable, net	(401,854)
Prepaid expenses and other	(5,527)
Deferred initial direct costs	29,000
Accounts payable	(8,843)
Accrued expenses	129,482
Unearned tuition	(219,812)

Net cash provided by operating activities	1,346,148

Cash flows from investing activities:
Purchases of furniture, equipment and improvements	(740,755)
Investment in affiliate	(420,000)

Net cash used by investing activities	(1,160,755)

Cash flows from financing activities:
Distributions to stockholders for payment of income taxes	(687,558)
Distributions to stockholders	(108,000)
Increase in advances from related party	269,006
Principal payments on note payable	(6,089)

Net cash used by financing activities	(532,641)

Decrease in cash	(347,248)
Cash, beginning of year	592,056

Cash, end of year	$244,808

Supplemental cash flows information:
Cash paid for:
Interest expense	$7,316

Income taxes	$—

See notes to financial statements

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

Notes To Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Commonwealth Business College Education Corporation (the Company) was incorporated on September 7, 1995, in the state of Delaware. The Company operates a private career school with three campuses located in Merrillville and Michigan City, Indiana, as well as Moline, Illinois. The Company provides career training for business and health related professions.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Furniture, Equipment and Improvements

Furniture, equipment and improvements are stated at cost. Depreciation and amortization are provided for utilizing the straight-line method over the following estimated useful lives:

Furniture and equipment	3 to 7 years
Leasehold improvements	Shorter of lease term or useful life

When furniture, equipment and improvements are sold or otherwise disposed of, the asset and related accumulated depreciation are removed from the accounts with any resulting gain or loss recorded in income for the period.

Goodwill

Goodwill represents the excess of the purchase price over the fair market value of the net assets acquired in connection with the acquisition of the three campuses.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, all existing and newly acquired goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. The Company adopted the provisions of SFAS No. 142 effective January 1, 2002. Management does not believe that the Company’s existing goodwill is impaired.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career school. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Income Taxes

The Company operates as a Subchapter S corporation. As such, the income and expenses of the Company pass through directly to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 – FURNITURE, EQUIPMENT AND IMPROVEMENTS

Furniture, equipment and improvements consisted of the following as of December 31, 2002:

Equipment	$217,243
Furniture	205,268
Leasehold improvements	193,701
Construction in progress	583,959

1,200,171
Less: accumulated depreciation and amortization	(308,770)

$891,401

Depreciation and amortization expense associated with furniture, equipment and improvements for the year ended December 31, 2002, was $103,306.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments

The Company initially entered into lease agreements with the seller associated with the operating facilities for the career schools. As of December 31, 2002, only the Moline operating facility remains leased under these terms. The lease requires the Company to pay various operating expenses of the facility in addition to base monthly rental payments, expires on September 30, 2005 and contains annual incremental increases in base monthly rental payments which approximate the consumer price index.

The Michigan City operating facility lease requires the Company to pay various operating expenses of the facility in addition to base monthly rental payments. The lease expired November 2001 and was extended for 11 months until certain leasehold improvements were completed, at which time the option to renew the lease for seven years was exercised. The lease commenced in November 2002 with base rent of $10,390 per month and contains annual incremental increases in base monthly rental payments which approximate the consumer price index.

The Merrillville operating facility lease requires the Company to pay various operating expenses of the facility in addition to base monthly rental payments. The lease expires September 2004, with two three year renewal options. The lease contains annual incremental increases in base monthly rental payments which approximate the consumer price index.

Future minimum lease payments over the remaining terms of the above described leases as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$399,123
2004	362,891
2005	202,578
2006	141,183
2007	146,830
Thereafter	284,170

$1,536,775

Rent expense for the year ended December 31, 2002, was approximately $353,000, and is reflected in facilities expense in the accompanying statement of income.

Contingencies

The Company and other educational corporations owned by the stockholders of the Company have a $1,735,100 line of credit with a bank which expires June 1, 2003. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002), and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders. As of December 31, 2002, there were no outstanding balances under this agreement.

As of December 31, 2002, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

The Company has a $92,200 irrevocable standby letter of credit in favor of the U.S. Department of Education due to an incidence of late refunds. As of December 31, 2002, the letter of credit has never been drawn upon.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with an educational corporation owned by the stockholders of the Company. Net amounts received at December 31, 2002, amounted to $680,690, of which $680,000 was under the terms of a Security Agreement whereby all of the Company’s assets secured and collateralized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $680,690 were fully repaid.

During the year ended December 31, 2002, the Company paid $63,000 in management fees to an entity owned by one of the Company’s stockholders. The Company was also charged $700,000 in administrative fees by an educational corporation owned by the stockholders of the Company. The fees are reflected in general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Company’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2002, were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $700,000 administrative fee discussed above, as well as within additional paid-in capital.

NOTE 5 - NOTE PAYABLE

As of December 31, 2002, the note payable consisted of the following:

Note payable to seller, related to the purchase of the net assets of the college, secured by all assets of the Company, discounted at an interest rate of 11.0% per annum, payable in annual principal and interest payments of $9,241	$22,583

Less: current portion	(6,757)

$15,826

Future maturities of the note payable as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$6,757
2004	7,501
2005	8,325

$22,583

NOTE 6 - SENIOR SUBORDINATED DEBENTURES

The senior subordinated debt as of December 31, 2002, relates to the purchase of the net assets of the college and consists of 5.5% Senior Subordinated Debentures due March 31, 2004. The debentures include nondetachable Series A warrants to purchase in the aggregate up to 77.10 shares of each of the Company’s Class A common stock and Class B common stock. The agreement also contains provisions to issue Series B warrants to purchase up to an additional 11.14 shares of each of the Company’s Class A and Class B common stock. Interest is payable semi-annually in arrears on September 30 and March 31 of each year. Accrued interest at December 31, 2002, amounted to $1,238, and is reflected in accrued expenses.

NOTE 7- 401(K) PLAN

The Company has a 401(K) plan covering substantially all of its employees. The Company matches 50% of the first 4% of employee contributions to the plan. The Company may elect to contribute additional amounts to the Plan as determined by the board of directors. No Company discretionary contributions were made during the year ended December 31, 2002. Company contributions vest according to a schedule, become fully vested after six years and amounted to approximately $20,900 for the year ended December 31, 2002.

NOTE 8 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

At December 31, 2002, the Company had cash balances with a bank in excess of the federally insured balance of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 86.9%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 12 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 3.0.

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

Commonwealth Business College Education Corporation (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002 the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$5,219,794
Total eligible cash receipts	$6,008,708
Percentage Title IV	86.9%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Commonwealth Business College Education Corporation (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Distributions to Stockholders – During the year ended December 31, 2002, the Institution made $795,558 of distributions to its stockholders, of which $687,558 was for the payment of income taxes.

Contingency – As of December 31, 2002, the Institution was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of American Education Centers, Inc. (AEC) and $3,335,760 of Brown Mackie Education Corporation, which are entities owned by the stockholders of the Institution.

Advances From Related Party – As of December 31, 2002, the Institution had received net advances of $680,690 from AEC, of which $680,000 was under the terms of a Security Agreement whereby all of the Institution’s assets secured and collateralized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $680,690 were fully repaid.

Management and administrative fees - During the year ended December 31, 2002, the Institution paid $63,000 in management fees to an entity owned by one of the Institution’s stockholders. The Institution was also charged $700,000 in administrative fees by an educational corporation owned by the stockholders of the Institution. The fees are reflected in general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate - The accompanying financial statements include the accounts of the Institution, as well as its 20% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial policies of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity - Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Institution’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002, were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $700,000 administrative fee discussed above, as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and

Stockholders of Commonwealth Business College Education Corporation:

We have audited the financial statements of Commonwealth Business College Education Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Commonwealth Business College Education Corporation’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Commonwealth Business College Education Corporation’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email:info@almichcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

of Michiana College Education Corporation:

We have audited the accompanying balance sheet of Michiana College Education Corporation (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Michiana College Education Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 12 on Michiana College Education Corporation’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Michiana College Education Corporation’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

Irvine, California

February 14, 2003

MICHIANA COLLEGE EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Assets
Current assets:
Cash	$1,406,031
Accounts receivable, net of allowance for doubtful accounts of $343,900	873,245
Prepaid expenses and other	87,780
Deferred initial direct costs	256,000

Total current assets	2,623,056
Furniture and equipment, net of accumulated depreciation of $336,956	253,633

Other assets:
Investment in affiliate	420,000
Goodwill	1,067,581

Total other assets	1,487,581

$4,364,270

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,749
Accrued expenses	201,037
Unearned tuition	67,101
Current portion of note payable	94,637

Total current liabilities	375,524
Advances from related party	437,879
Note payable, net of current portion	99,208
Senior subordinated debentures	240,000

Total liabilities	1,152,611

Stockholders’ equity:
Class A common stock, $.01 par value, 1,000 shares authorized	5
Class B nonvoting common stock, $.01 par value, 1,000 shares authorized	5
Additional paid-in capital	1,543,576
Retained earnings	2,571,283

4,114,869
Treasury stock, at cost	(903,210)

Total stockholders’ equity	3,211,659

$4,364,270

See notes to financial statements

MICHIANA COLLEGE EDUCATION CORPORATION

Statement of Income

For The Year Ended December 31, 2002

Revenues	$7,759,899

Costs and expenses:
Course materials, services and instruction	2,080,911
Selling and promotion	1,003,908
General and administrative	1,956,816
Facilities	646,666
Depreciation and amortization	166,091

Total costs and expenses	5,854,392

Income from operations	1,905,507

Other expense:
Loss on sale of fixed assets	(18,483)
Interest expense	(25,424)

Total other expense	(43,907)

Income before provision for income taxes	1,861,600
Provision for income taxes	—

Net income	$1,861,600

See notes to financial statements

MICHIANA COLLEGE EDUCATION CORPORATION

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Retained Earnings	Treasury Stock		Total Stockholders’ Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	331.18	$5	365	$5	$1,384,696	$1,604,216	303.82	$(903,210)	$2,085,712
Net income	—	—	—	—	—	1,861,600	—	—	1,861,600
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(786,533)	—	—	(786,533)
Distributions to stockholders	—	—	—	—	—	(108,000)	—	—	(108,000)
Recognition of restricted stock compensation	—	—	—	—	59,294	—	—	—	59,294
Stock compensation expense	—	—	—	—	99,586	—	—	—	99,586

Balance, end of year	331.18	$5	365	$5	$1,543,576	$2,571,283	303.82	$(903,210)	$3,211,659

See notes to financial statements

MICHIANA COLLEGE EDUCATION CORPORATION

Statement of Cash Flows

For The Year Ended December 31, 2003

Cash flows from operating activites:
Net income	$1,861,600
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	166,091
Recognition of restricted stock compensation	59,294
Stock compensation expense	99,586
Changes in assets and liabilities:
Accounts receivable, net	(526,169)
Prepaid expenses and other	71,355
Deferred initial direct costs	41,000
Deposits	18,867
Accounts payable	(26,393)
Accrued expenses	22,776
Unearned tuition	(271,456)

Net cash provided by operating activities	1,516,551

Cash flows from investing activities:
Investment in affiliate	(420,000)
Purchases of furniture and equipment	(63,250)

Net cash used by investing activities	(483,250)

Cash flows from financing activities:
Accrued interest on senior subordinated debentures	(15,334)
Increase in advances from related party	198,187
Principal payments on note payable	(90,278)
Distributions to stockholders for payment of income taxes	(786,533)
Distributions to stockholders	(108,000)

Net cash used by financing activities	(801,958)

Increase in cash	231,343
Cash, beginning of year	1,174,688

Cash, end of year	$1,406,031

Supplemental cash flows information:
Cash paid for -
Interest	$10,090

Income taxes	$—

Supplemental schedule of non-cash investing and financing activities:
Transfer of fixed assets from Cherry Hill campus	$211,384

See notes to financial statements

MICHIANA COLLEGE EDUCATION CORPORATION

Notes to Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Michiana College Education Corporation (the Company) was incorporated on February 16, 1999, in the state of Delaware. The Company was organized to acquire and operate a private career college with campuses located in South Bend and Ft. Wayne, Indiana. During the year ended December 31, 2001, the Company opened an additional location in Cherry Hill, New Jersey; this location was closed during the year ended December 31, 2002. The Company provides career training for business, medical and technical professions and offers diploma and degree programs.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Furniture, Equipment and Improvements

Furniture, equipment and leasehold improvements are stated at cost and are being depreciated and amortized utilizing the straight-line method over the following estimated useful lives:

Furniture and equipment	5 to 7 years
Leasehold improvements	Shorter of lease term or useful life

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career school. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Goodwill

Goodwill is comprised of the excess of the purchase price over the fair market value of the net assets acquired in connection with the purchase of the college.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards SFAS No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. The Company adopted the provisions of SFAS No. 142 effective January 1, 2002. Management does not believe that the Company’s goodwill is impaired.

Income Taxes

The Company operates as a Subchapter S Corporation. As such, income and expenses of the Company pass through directly to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - FURNITURE, EQUIPMENT AND IMPROVEMENTS

Furniture, equipment and improvements consisted of the following as of December 31, 2002:

Furniture and equipment	$532,136
Leasehold improvements	18,351
Construction in progress	40,102

590,589
Less: accumulated depreciation	(336,956)

$253,633

Depreciation and amortization expense associated with furniture, equipment and improvements for the year ended December 31, 2002, was $166,091.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments

The Company has non-cancelable operating lease agreements expiring in March 2004 for its South Bend and Ft. Wayne facilities. The lease agreements are with the shareholder of the seller and contain one five-year renewal option. The leases require the Company to pay all operating expenses of the facilities in addition to base monthly rent. The Ft. Wayne lease provides for stipulated increases in the base rent beginning in the third year.

The Cherry Hill facility was leased under the terms of a non-cancelable agreement expiring in February 2007. The lease required the Company to pay certain operating expenses associated with the facility. The Company had the option of renewing this lease for two additional five-year terms. During the year ended December 31, 2002, the Company negotiated a lease termination agreement dated May 21, 2002, the Company closed the Cherry Hill campus, and exercised the lease termination agreement, effective August 2002.

Future minimum lease payments over the remaining terms of the leases are as follows:

Year Ending December 31,
2003	$350,500
2004	87,625

$438,125

Rent expense for the year ended December 31, 2002, was approximately $474,000 and is reflected within facilities expense in the accompanying statement of income.

Contingencies

The Company and other educational corporations owned by the stockholders of the Company have a $1,735,100 line of credit with a bank which expires June 1, 2003. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002), and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders. As of December 31, 2002, there were no outstanding balances under this agreement.

As of December 31, 2002, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

The Company has a $161,100 irrevocable standby letter of credit in favor of the U.S. Department of Education due to an incidence of late refunds. As of December 31, 2002, the letter of credit has never been drawn upon.

NOTE 4 - NOTE PAYABLE

The note payable consisted of the following as of December 31, 2002:

Note payable to seller, related to the purchase of the net assets of the college, bearing interest at 4.83%, guaranteed in an amount not to exceed $250,000 by an educational corporation owned by the stockholders of the Company, with such guarantee reduced by $50,000 per year on the anniversary of the closing date (remaining guarantee of $100,000 at December 31, 2002). Payable in an initial principal payment of $20,000 on the closing date and thereafter in annual principal and interest installments of $104,000 on the anniversary of the closing date	$193,845
Less: current portion	(94,637)

$99,208

Maturities of the note payable for the remainder of its term are as follows:

Year Ending December 31,
2003	$94,637
2004	99,208

$193,845

NOTE 5 - SENIOR SUBORDINATED DEBENTURES

The senior subordinated debentures as of December 31, 2002, are related to the purchase of the net assets of the college and consist of 5.5% Senior Subordinated Debentures due March 31, 2005. The debentures include nondetachable Series A warrants to purchase in the aggregate up to 77.10 shares of each of the Company’s Class A common stock and Class B common stock. The agreement also contains provisions to issue Series B warrants to purchase up to an additional 11.14 shares of each of the Company’s Class A and Class B common stock. All accrued interest is payable on or before March 31, 2003. Accrued interest as of December 31, 2002 was $54,133 and is included within accrued expenses.

NOTE 6 - 401(K) SAVINGS PLAN

The Company has a 401(K) plan covering substantially all of its employees. The Company matches 50% of the first 4% of employee contributions to the plan. The Company may elect to contribute additional amounts to the plan as determined by the board of directors. No Company discretionary contributions were made during the year ended December 31, 2002. Company contributions vest according to a schedule, become fully vested after six years and amounted to $20,764 for the year ended December 31, 2002.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with an educational corporation owned by the stockholders of the Company. Net amounts received at December 31, 2002, amounted to $437,879, of which $430,000 was under the terms of a Security Agreement whereby all of the Company’s assets secured and collaterlized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $437,879 were fully repaid.

During the year ended December 31, 2002, the Company paid $52,500 in management fees to an entity owned by one of the Company’s stockholders. The Company was also charged $1,000,000 in administrative fees by an educational corporation owned by the stockholders of the Company. The fees are reflected within general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Company’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $1,000,000 administrative fee discussed above, as well as within additional paid-in capital.

NOTE 8 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

As of December 31, 2002, the Company had cash balances with a bank in excess of the federally insured limit of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 85.8%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 12 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 3.0.

MICHIANA COLLEGE EDUCATION CORPORATION

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

Michiana College Education Corporation (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$6,155,548
Total eligible cash receipts	$7,171,820
Percentage Title IV	85.8%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Michiana College Education Corporation (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Distributions to Stockholders – During the year ended December 31, 2002, the Institution made $894,533 of distributions to its stockholders, of which $786,533 was for the payment of income taxes.

Contingency – As of December 31, 2002, the Institution was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of American Education Centers, Inc. (AEC) and $3,335,760 of Brown Mackie Education Corporation, which are entities owned by the stockholders of the Institution.

Advances From Related Party – As of December 31, 2002, the Institution had received net advances of $437,879 from AEC, of which $430,000 was under the terms of a Security Agreement whereby all of the Institution’s assets secured and collaterlized this portion of the net advances, which were to be repaid by January 31, 2003. The remaining advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations. Subsequent to December 31, 2002, the advances of $437,879 were fully repaid.

Management and Administrative Fees – During the year ended December 31, 2002, the Institution paid $52,500 in management fees to an organization owned by one of the Institution’s stockholders. The Institution was also charged $1,000,000 in administrative fees by AEC. Such fees have been reflected within general and administrative expense in the statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate - The accompanying financial statements include the accounts of the Institution, as well as its 20% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Institution’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity - Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Institution’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included in the $1,000,000 administrative fee discussed above, as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and Stockholders

of Michiana College Education Corporation:

We have audited the basic financial statements of Michiana College Education Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Michiana College Education Corporation’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Michiana College Education Corporation’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

INDEPENDENT AUDITORS’ REPORT

To the members

of Southern Ohio College, LLC:

We have audited the accompanying balance sheet of Southern Ohio College, LLC (a Delaware limited liability company) as of December 31, 2002, and the related statements of income and members’ equity and cash flows for the period from inception (June 13, 2002) through December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southern Ohio College, LLC as of December 31, 2002, and the results of its operations and its cash flows for the initial period then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 9 on Southern Ohio College, LLC’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Southern Ohio College, LLC’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

SOUTHERN OHIO COLLEGE, LLC

Balance Sheet

December 31, 2002

Assets
Current assets:
Cash	$841,849
Accounts receivable, net of allowance for doubtful accounts of $116,000	255,938
Prepaid expenses and other	62,490

Total current assets	1,160,277

Furniture and equipment, net of accumulated depreciation of $53,466	280,375

Other assets:
Deposits	14,062
Intangible asset: non-compete agreement, net of accumulated amortization of $5,000	45,000
Goodwill	1,760,222

Total other assets	1,819,284

$3,259,936

Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$13,803
Accrued expenses	86,878
Unearned tuition	42,587
Current portion of note payable	151,723

Total current liabilities	294,991
Advances from related party	187,722
Note payable, net of current portion and unamortized discount	643,775

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

See notes to financial statements

SOUTHERN OHIO COLLEGE, LLC

Statement of Income and Members’ Equity

For The Period From Inception (June 13, 2002) Through December 31, 2002

Revenues	$1,379,575

Costs and expenses:
Course materials, services and instruction	512,705
Selling and promotion	256,482
General and administrative	358,363
Facilities	140,245
Depreciation and amortization	58,466

Total costs and expenses	1,326,261

Income from operations	53,314
Other expense - interest	(19,866)

Income before provision for income taxes	33,448
Provision for income taxes	—

Net income	33,448
Members’ equity, beginning of period	2,100,000

Members’ equity, end of period	$2,133,448

See notes to financial statements

SOUTHERN OHIO COLLEGE, LLC

Statement of Cash Flows

For The Period From Inception (June 13, 2002) Through December 31, 2002

Cash flows from operating activities:
Net income	$33,448
Adjustments to reconcile net income to net cash used by operating activities -
Depreciation and amortization	58,466
Amortization of discount on note payable	8,823
Changes in operating assets and liabilities -
Accounts receivable, net	(132,329)
Prepaid expenses and other	691
Accounts payable	(30,437)
Accrued expenses	57,223
Unearned tuition	(23,929)

Net cash used by operating activities	(28,044)

Cash flows from investing activities:
Purchases of furniture and equipment	(101,607)

Net cash used by investing activities	(101,607)

Cash flows from financing activities:
Increase in advance from related party	187,722

Net cash provided by financing activities	187,722

Increase in cash	58,071
Cash, beginning of period	783,778

Cash, end of period	$841,849

Supplemental cash flows information:
Cash paid for -
Interest expense	$—

Income taxes	$—

See notes to financial statements

SOUTHERN OHIO COLLEGE, LLC

Notes to Financial Statements

From the Period From Inception (June 13, 2002) Through December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Presentation

Southern Ohio College, LLC (the Company) is a Delaware limited liability company organized on May 8, 2002. The duration of the limited liability company is perpetual. The members of the Company are American Education Centers, Inc., Asher School of Business Education Corporation, Brown Mackie Education Corporation, Commonwealth Business College Education Corporation, Michiana College Education Corporation, and Stautzenberger College Education Corporation. There is one class of members’ equity, and each member has the same rights, preferences and privileges. Each of the members have common ownership.

The Company was formed to purchase certain assets and assume certain liabilities of Career Options, Inc. (Career Options), an Ohio corporation. Career Options operated a private career school known as ETI Technical College with one campus located in Canton, Ohio which provided training for the medical and technical industries.

The accompanying financial statements include only the accounts of the Company. Operations for the Company commenced on June 13, 2002.

Depreciation and Amortization

Furniture and equipment are stated at cost and will be depreciated utilizing the straight-line method over the estimated useful lives of the assets, which range from 2 to 5 years.

The non-compete agreement will be amortized over its five year term using the straight-line method (see Note 2).

Depreciation and amortization commenced with operations on June 13, 2002.

Goodwill

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. Management does not believe that the Company’s goodwill is impaired.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career school. Tuition revenue is recognized on a straight-line basis over the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Income Taxes

As a limited liability company, the Company is not required to pay federal or state income taxes. Accordingly, no provision for income taxes are reflected in the Company’s financial statements.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - BUSINESS ACQUISITION

On June 13, 2002, the Company entered into an Asset Purchase Agreement (the Agreement) to acquire certain assets and to assume certain liabilities of Career Options (the Seller). The purchase price was $2,155,000, of which $2,105,000 pertains to the tangible and intangible assets acquired and $50,000 to a non-compete agreement. The Agreement provides for the purchase price to be adjusted only to the extent that cash transferred by the Seller at closing of $21,278 plus net student accounts receivable is less than student advance payments, as defined in the Agreement; there was no such purchase price adjustment.

The purchase price was as follows:

Cash payment at closing	$1,315,000
Note payable, net of discount	786,675
Direct costs of acquisition	13,972

$2,115,647

The acquisition of the Company has been accounted for by the purchase method of accounting and accordingly, the purchase price has been allocated to the assets acquired and liabilities assumed based on the estimated fair market values at the date of acquisition.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition. The allocation of the purchase price is subject to refinement due to estimates associated with the valuation of certain assets and liabilities as well as the direct costs of the acquisition.

Current assets	$199,630
Furniture and equipment	232,234

Total assets acquired	431,864
Current liabilities assumed	126,439

Net assets acquired	305,425

Purchase price	2,101,675
Direct costs of acquisition	13,972

Total purchase price	2,115,647

Excess of total purchase price over net assets acquired	$1,810,222

Of the $1,810,222 excess of total purchase price over net assets acquired, $50,000 was assigned to the non-compete agreement. This intangible asset will be amortized over its five year term. The remaining $1,760,222 of the excess of total purchase price over net assets acquired has been assigned to goodwill and is expected to be fully deductible for tax purposes.

NOTE 3 - FURNITURE AND EQUIPMENT

Furniture and equipment consisted of the following as of December 31, 2002:

Furniture	$200,387
Equipment	133,454

333,841
Less: accumulated depreciation	(53,466)

$280,375

Depreciation expense associated with furniture and equipment for the initial period ended December 31, 2002, was $53,466.

NOTE 4 - NOTE PAYABLE

The note payable at December 31, 2002, had the following terms:

Note payable to Seller, related to the purchase of the net assets of the college, with a principal amount of $840,000, payable in five annual principal installments plus accrued interest at 2.5% per annum, with a maturity date of June 12, 2007. The note has been discounted using an interest rate of 4.75% per annum, which represents the prime interest rate at June 13, 2002. The note is collateralized by substantially all assets acquired from the Seller, as well as a guaranty from one of the Company’s members.	$840,000
Less: unamortized discount	(44,502)
current portion	(151,723)

$643,775

Future maturities of the note payable as of December 31, 2002 are as follows:

Year Ending December 31,
2003	$159,781
2004	163,738
2005	167,879
2006	172,125
2007	176,477

$840,000

NOTE 5 - COMMITMENTS

The Company leases its operating facility under the terms of a non-cancellable lease agreement which expires June 13, 2007. The lease contains two renewal options of five years each.

Future minimum lease payments over the remaining terms of the lease as of December 31, 2002, are as follows:

Year Ending December 31,
2003	$168,750
2004	168,750
2005	168,750
2006	168,750
2007	70,313

$745,313

Rent expense for the initial period ended December 31, 2002, was approximately $94,300 and is reflected within facilities expense in the accompanying statement of income.

NOTE 6 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with one of its members. Net amounts received at December 31, 2002, amounted to $187,722. The advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations.

During the initial period ended December 31, 2002, the Company paid $10,500 in management fees to an entity owned by a stockholder of one of its members. The Company was also charged $100,000 in administrative fees by one of its members. The fees are reflected within general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

NOTE 7 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

As of December 31, 2002, the Company had cash balances with a bank in excess of the federally insured limit of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 84.8%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 9 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the initial period then ended, the Company’s composite score was 2.0.

SOUTHERN OHIO COLLEGE, LLC

Supplementary Information

(Information Required by the U.S. Department of Education)

From the Period From Inception (June 13, 2002) Through December 31, 2002

Title IV 90/10 Revenue Test

Southern Ohio College, LLC (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$2,147,876
Total eligible cash receipts	$2,532,440
Percentage Title IV	84.8%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Southern Ohio College, LLC (the Institution) is a Delaware limited liability company organized on May 8, 2002. The duration of the limited liability company is perpetual. The members of the Institution are American Education Centers, Inc., Asher School of Business Education Corporation, Brown Mackie Education Corporation, Commonwealth Business College Education Corporation, Michiana College Education Corporation, and Stautzenberger College Education Corporation. There is one class of members’ equity, and each member has the same rights, preferences and privileges. Each of the members have common ownership.

With respect to the December 31, 2002 balance sheet, members’ equity, as reflected on the balance sheet, has been contributed as follows:

American Education Centers, Inc. (AEC)	$420,000
Asher School of Business Education Corporation	210,000
Brown Mackie Education Corporation	315,000
Commonwealth Business College Education Corporation	420,000
Michiana College Education Corporation	420,000
Stautzenberger College Education Corporation	315,000

$2,100,000

Advances From Related Party – As of December 31, 2002, the Institution had received net advances of $187,722 from AEC. The advances are non-interest bearing, have no stipulated repayment provisions and are subordinated to all other third-party obligations.

Management and Administrative Fees – During the initial period ended December 31, 2002, the Institution paid $10,500 in management fees to an organization owned by a stockholder of one of its members. The Institution was also charged $100,000 in administrative fees by AEC. The management fees have been reflected within general and administrative expense in the statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF THE FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the members of

Southern Ohio College, LLC:

We have audited the financial statements of Southern Ohio College, LLC as of and for the initial period ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Southern Ohio College, LLC’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit of the financial statements, we considered Southern Ohio College, LLC’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the members, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and

Stockholders of Stautzenberger College Education Corporation:

We have audited the accompanying balance sheet of Stautzenberger College Education Corporation (a Delaware corporation) as of December 31, 2002, and the related statements of income, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stautzenberger College Education Corporation as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 11 on Stautzenberger College Education Corporation’s calculation of its Title IV 90/10 revenue test and on related party transactions are required by the U.S. Department of Education and are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 14, 2003, on our consideration of Stautzenberger College Education Corporation’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

Balance Sheet

December 31, 2002

Assets
Current assets:
Cash	$446,385
Accounts receivable, net of allowance for doubtful accounts of $88,400	149,808
Deferred initial direct costs	69,200
Prepaid expenses and other	33,614

Total current assets	699,007

Furniture, equipment and improvements, net of accumulated depreciation and amortization of $53,716	36,732

Other assets:
Deposits	4,958
Advances to related party	142,014
Investment in affiliate	315,000
Goodwill	134,233

Total other assets	596,205

$1,331,944

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,404
Accrued expenses	66,400
Unearned tuition	295,747

Total current liabilities	365,551
Senior subordinated debentures	57,818

Total liabilities	423,369

Stockholders’ equity:
Class A common stock, $.01 par value, 1,000 shares authorized	5
Class B nonvoting common stock, $.01 par value, 1,000 shares authorized	5
Additional paid-in capital	839,801
Retained earnings	340,084

1,179,895
Treasury stock, at cost	(271,320)

Total stockholders’ equity	908,575

$1,331,944

See notes to financial statements

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

Statement of Income

For The Year Ended December 31, 2002

Revenues	$2,641,070

Costs and expenses:
Course materials, services and instruction	838,753
Selling and promotion	245,667
General and administrative	621,037
Facilities	189,947
Depreciation and amortization	25,258

Total costs and expenses	1,920,662

Income from operations	720,408

Other income (expense):
Other income	53
Loss on sale of fixed assets	(946)
Interest expense	(3,181)

Total other income (expense)	(4,074)

Income before provision for income taxes	716,334
Provision for income taxes	—

Net income	$716,334

See notes to financial statements

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

Statement of Stockholders’ Equity

For The Year Ended December 31, 2002

	Class A Common Stock		Class B Nonvoting Common Stock		Additional Paid-in Capital	Retained Earnings	Treasury Stock		Total Stockholders’ Equity
	Shares	Amount	Shares	Amount			Shares	Amount
Balance, beginning of year	331.18	$5	365	$5	$752,334	$30,628	303.82	$(271,320)	$511,652
Net income	—	—	—	—	—	716,334	—	—	716,334
Distributions to stockholders for payment of income taxes	—	—	—	—	—	(368,874)	—	—	(368,874)
Distributions to stockholders	—	—	—	—	—	(38,004)	—	—	(38,004)
Recognition of restricted stock compensation	—	—	—	—	59,294	—	—	—	59,294
Stock compensation expense	—	—	—	—	28,173	—	—	—	28,173

Balance, end of year	331.18	$5	365	$5	$839,801	$340,084	303.82	$(271,320)	$908,575

See notes to financial statements

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

Statement of Cash Flows

For The Year Ended December 31, 2002

Cash flows from operating activities:
Net income	$716,334
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization	25,258
Recognition of restricted stock compensation	59,294
Stock compensation expense	28,173
Changes in assets and liabilities -
Accounts receivable, net	(77,639)
Deferred initial direct costs	12,000
Prepaid expenses and other	(1,556)
Accounts payable	(20,742)
Accrued expenses	19,829
Unearned tuition	77,683

Net cash provided by operating activities	838,634

Cash flows from investing activities:
Purchases of furniture, equipment and improvements	(17,786)
Investment in affiliate	(315,000)

Net cash used by investing activities	(332,786)

Cash flows from financing activities:
Distributions to stockholders for payment of income taxes	(368,874)
Distributions to stockholders	(38,004)
Increase in advances to related party	(18,131)

Net cash used by financing activities	(425,009)

Increase in cash	80,839
Cash, beginning of year	365,546

Cash, end of year	$446,385

Supplemental cash flows information:
Cash paid for -
Interest	$3,181

Income taxes	$—

See notes to financial statements

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

Notes to Financial Statements

December 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Stautzenberger College Education Corporation (the Company) was incorporated on July 22, 1997, in the state of Delaware. The Company operates a private career school located in Findlay, Ohio. The Company provides career training for business and health related professions and offers diploma and degree programs.

Basis of Presentation

The accompanying financial statements include the accounts of the Company, as well as its 15% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002.

Furniture, Equipment and Improvements

Furniture, equipment and improvements are stated at cost and are being depreciated or amortized utilizing the straight-line method over the following estimated useful lives:

Furniture	7 years
Equipment	3 to 5 years
Leasehold improvements	Shorter of lease term or useful life

Goodwill

Goodwill represents the excess of the purchase price over the fair market value of the net assets acquired in connection with the purchase of the college.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 142 “Goodwill and Other Intangible Assets.” As a result of SFAS No. 142, all existing and newly acquired goodwill will no longer be amortized but will be tested for impairment annually and written down only when impaired. The Company adopted the provisions of SFAS No. 142 effective January 1, 2002. Management does not believe that the Company’s goodwill is impaired.

Revenue Recognition

Revenues are derived primarily from tuition on courses taught in the Company’s career school. Tuition revenue is recognized on a straight-line basis over the term of instruction. Deferred initial direct costs, consisting primarily of marketing expenses, are deferred and amortized over a period not to exceed the term of instruction. Unearned tuition results when cash collected on a student’s account exceeds tuition revenue recognized at the balance sheet date.

Accounts Receivable

Accounts receivable are recorded at the net realizable value expected to be received from students or third-party payors. Management continually monitors and adjusts its allowances associated with the Company’s receivables to address any credit risks associated with the accounts receivable. When uncertainty exists as to the collection of receivables, the Company records an allowance for doubtful accounts and a corresponding charge to bad debt expense.

Income Taxes

The Company operates as a Subchapter S Corporation. As such, the income and expenses of the Company pass through to the stockholders and are reported on their individual income tax returns. Accordingly, no provision for income taxes is recorded in the accompanying financial statements.

Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123 “Accounting for Stock-Based Compensation”, which establishes a fair value based method of accounting for stock-based compensation plans.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 2 - FURNITURE, EQUIPMENT AND IMPROVEMENTS

Furniture, equipment and improvements consisted of the following as of December 31, 2002:

Furniture and equipment	$79,178
Leasehold improvements	11,270

90,448
Less: accumulated depreciation and amortization	(53,716)

$36,732

Depreciation and amortization expense associated with furniture, equipment and improvements for the year ended December 31, 2002 was $25,258.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

Commitments

The Company had a five-year non-cancelable operating lease agreement for its facilities. The lease contained one five-year renewal option. The lease expired in August 2002. The lease required the Company to pay all operating expenses of the facility and provided for annual increases in the base rent based on the consumer price index.

During the year ended December 31, 2002, the Company entered into a new non-cancelable operating lease agreement for its facilities. The lease contains one ten-year renewal option, commences in January 2003 and will expire in December 2012. The lease requires monthly lease payments of $6,773 for the first year, $8,119 for years two through five, $10,835 for year six and $11,658 for the remaining four years. In addition, the lease requires the Company to pay all operating expenses of the facility as well as common area fees.

Future minimum payments over the remaining terms of the above described leases as of December 31, 2002 are as follows:

Year Ending December 31,
2003	$81,276
2004	97,432
2005	97,432
2006	97,432
2007	130,022
Thereafter	699,497

$1,203,091

Rent expense for the year ended December 31, 2002, was approximately $134,900. Rent expense is reflected within facilities expenses in the accompanying statement of income.

Contingencies

The Company and other educational corporations owned by the stockholders of the Company have a $1,735,100 line of credit with a bank which expires June 1, 2003. Borrowings bear interest at the bank’s prime rate (4.25% at December 31, 2002), and are collateralized by all assets of the Company and the other educational corporations owned by the Company’s stockholders. As of December 31, 2002, there were no outstanding balances under this agreement.

As of December 31, 2002, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

NOTE 4 - RELATED PARTY TRANSACTIONS

The Company advances and receives funds with an educational corporation owned by the stockholders of the Company. Net amounts advanced at December 31, 2002, amounted to $142,014. The advances are non-interest bearing, secured by the corporation’s assets and have no stipulated repayment provisions.

During the year ended December 31, 2002, the Company paid $21,000 in management fees to an entity owned by one of the Company’s stockholders. The Company was also charged $250,000 in administrative fees by an educational corporation owned by the stockholders of the Company. The fees have been reflected within general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate

Summarized financial position and results of operations for the Company’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity

Effective August 7, 2001, the Company entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Company’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Company. The restricted stock will be held by the Company until terms and conditions specified by the Company are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Company has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Company, subject to adjustment for changes in the Company’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accompanying financial statements for these options as vesting is contingent upon the Company achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Company’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included within the $250,000 administrative fee discussed above, as well as within additional paid-in capital.

NOTE 5 - SENIOR SUBORDINATED DEBENTURES

The senior subordinated debentures as of December 31, 2002, are related to the purchase of the net assets of the college and consist of 5.5% Senior Subordinated Debentures due March 31, 2004. The debentures include nondetachable Series A warrants to purchase in the aggregate up to 77.10 shares of each of the Company’s Class A common stock and Class B common stock. The agreement also contains provisions to issue Series B warrants to purchase up to an additional 11.14 shares of each of the Company’s Class A and Class B common stock. All accrued interest is payable on or before March 31, 2002. Accrued interest on the debentures was $795 as of December 31, 2002 and is reflected within accrued expenses.

NOTE 6 - 401(K) SAVINGS PLAN

The Company has a 401(K) plan covering substantially all of its employees. The Company matches 100% of the first 3% of employee contributions to the plan. The Company may elect to contribute additional amounts to the plan as determined by the board of directors. No Company discretionary contributions were made during the year ended December 31, 2002. Company contributions vest according to a schedule, become fully vested after six years and amounted to approximately $4,500 during the year ended December 31, 2002.

NOTE 7 - CONCENTRATION OF CREDIT RISK AND REGULATORY CONSIDERATIONS

At December 31, 2002, the Company had cash balances with a bank in excess of the federally insured amount of $100,000.

The Company participates in Government Student Financial Assistance Programs (Title IV) administered by the U.S. Department of Education (ED) for the payment of student tuitions. Substantial portions of the revenue and collection of ending accounts receivable as of December 31, 2002, are dependent upon the Company’s continued participation in the Title IV programs. Institutions participating in Title IV programs may not receive more than 90% of tuition collections (90/10 revenue test as defined in regulation) from Title IV sources in order to maintain eligibility for participation in such programs. For the year ended December 31, 2002, the Company’s tuition cash collections from Title IV programs were 68.8%. ED requires an institution to provide additional information with respect to its 90/10 revenue test. Reference is made to the accompanying Supplementary Information on page 11 with respect to additional disclosures required by ED.

Institutions participating in Title IV programs are also required by ED to demonstrate financial responsibility. ED determines an institution’s financial responsibility through the calculation of a composite score based upon certain financial ratios as defined in regulations. Institutions receiving a composite score of 1.5 or greater are considered fully financially responsible. Institutions receiving a composite score between 1.0 and 1.4 are subject to additional monitoring and institutions receiving a score below 1.0 are required to submit financial guarantees in order to continue participation in the Title IV programs. As of December 31, 2002, and for the year then ended, the Company’s composite score was 3.0.

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

SUPPLEMENTARY INFORMATION

(Information Required by the U.S. Department of Education)

December 31, 2002

Institution’s Calculation of 90/10 Revenue Test

Stautzenberger College Education Corporation (the Institution) derives a substantial portion of its revenues from Student Financial Aid (SFA) received by its students under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). To continue to participate in the SFA programs the Institution must comply with the regulations promulgated under HEA. The regulations restrict the proportion of cash receipts for tuition and fees from eligible programs to not more than 90 percent from the Title IV programs. The failure of the Institution to meet the 90 percent limitation will result in the loss of the Institution’s ability to participate in SFA programs. For the year ended December 31, 2002, the Institution’s 90/10 revenue test percentages were computed as follows:

Title IV funds received	$1,873,726
Total eligible cash receipts	$2,723,810
Percentage Title IV	68.8%

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

Related Party Transactions

Stautzenberger College Education Corporation (the Institution) participates in Student Financial Aid (SFA) under the Title IV programs administered by the U.S. Department of Education pursuant to the Higher Education Act of 1965, as amended (HEA). The institution must comply with the regulations promulgated under HEA. Those regulations require that all related party transactions be disclosed, regardless of their materiality to the financial statements.

Distributions to Stockholders - During the year ended December 31, 2002, the Institution made $406,878 of distributions to its stockholders, of which $368,874 was for the payment of income taxes.

Contingency - As of December 31, 2002, the Institution was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of American Education Centers, Inc. (AEC) and $3,335,760 of Brown Mackie Education Corporation, which are entities owned by the stockholders of the Institution.

Advances to Related Party - At December 31, 2002, the Institution had advanced $142,014 to AEC. The advances are non-interest bearing, secured by AEC’s assets and have no stipulated repayment provisions.

Management and Administrative Fees - During the year ended December 31, 2002, the Institution paid management fees of $21,000 to an organization owned by one of the Institution’s stockholders. The Institution was also charged $250,000 in administrative fees by AEC. Such fees are reflected within general and administrative expenses in the accompanying statement of income, and represent various services including marketing, accounting, compliance and financial aid, as well as information systems and support.

Investment In Affiliate - The accompanying financial statements include the accounts of the Institution, as well as its 15% interest in Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Institution’s investment in SOC is accounted for using the equity method of accounting as the Institution exercises significant influence over operating and financial policies of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Institution’s proportionate share of earnings or losses. The Institution’s proportionate share of SOC’s earnings were not material during the year ended December 31, 2002. Summarized financial position and results of operations for the Institution’s equity method affiliate SOC is as follows as of December 31, 2002:

Current assets	$1,160,277
Furniture, equipment and improvements	280,375
Goodwill	1,760,222
Other assets	59,062

$3,259,936

Current liabilities	$294,991
Non-current liabilities	831,497

Total liabilities	1,126,488
Members’ equity	2,133,448

$3,259,936

Revenues	$1,379,575

Net income	$33,448

Stockholders’ Equity - Effective August 7, 2001, the Institution entered into a Restricted Stock Agreement and a Consulting Agreement (the Agreements) with one of its stockholders. Under the terms of the Agreements, the stockholder was granted 63.62 shares of the Institution’s restricted Class A common stock with a fair market value of $4,660 per share as consideration for providing certain consultancy and advisory services to the Institution. The restricted stock will be held by the Institution until terms and conditions specified by the Institution are satisfied. Except for the right of disposal and the right to receive distributions, the holder of the restricted stock has full stockholders’ rights during the period of restriction. The restricted shares vest in full five years after the date of the Agreements, are nontransferable, and are subject to forfeiture and accelerated vesting in certain instances, as defined. Consulting expense related to the restricted stock is based upon fair market value at the date of grant and is being charged to earnings on a straight-line basis over the period of restriction. Consulting expense related to restricted stock was $59,294 during the year ended December 31, 2002.

The Institution has agreements with certain individuals under which the individuals may purchase collectively 6% of the issued and outstanding common stock of the Institution, subject to adjustment for changes in the Institution’s capitalization, as defined. Options for 2% have an exercise price of $.01 per share, become 100% vested and may only be exercised upon the consummation of a qualified public offering or a sale of control, as defined. No compensation cost has been recognized in the accounting financial statements for these options as vesting is contingent upon the Institution achieving the above described performance condition. Options for the remaining 4% were granted in February 1998 and become vested and exercisable ratably over a five year period. The option price is $10 for all shares, regardless of number, that become vested during any calendar year. Management believes that any difference between the option price and the fair market value of the Institution’s stock at the grant date was immaterial. Vested options at December 31, 2002 were 3.2%. In addition, repurchase provisions apply to the sale of stock acquired by option, the effects of which have been included within the $250,000 administrative fee discussed above, as well as within additional paid-in capital.

This information is required by the U.S. Department of Education and is presented for purposes of additional analysis and is not a required part of the basic financial statements.

INDEPENDENT AUDITORS’ REPORT ON COMPLIANCE AND

ON INTERNAL CONTROL OVER FINANCIAL REPORTING BASED ON

AN AUDIT OF FINANCIAL STATEMENTS PERFORMED IN ACCORDANCE

WITH GOVERNMENT AUDITING STANDARDS

To the Board of Directors and

Stockholders of Stautzenberger College Education Corporation:

We have audited the financial statements of Stautzenberger College Education Corporation as of and for the year ended December 31, 2002, and have issued our report thereon dated February 14, 2003. We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Compliance

As part of obtaining reasonable assurance about whether Stautzenberger College Education Corporation’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grants, noncompliance with which could have a direct and material effect on the determination of financial statement amounts. However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion. The results of our tests disclosed no instances of noncompliance that are required to be reported under Government Auditing Standards.

Internal Control Over Financial Reporting

In planning and performing our audit, we considered Stautzenberger College Education Corporation’s internal control over financial reporting in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control over financial reporting. Our consideration of internal control over financial reporting would not necessarily disclose all matters in internal control over financial reporting that might be material weaknesses. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. We noted no matters involving internal control over financial reporting and its operation that we consider to be material weaknesses.

This report is intended solely for the information and use of the board of directors, management, and the U.S. Department of Education and is not intended to be and should not be used by anyone other than these specified parties.

/s/ Almich & Associates

Irvine, California

February 14, 2003

19000 MacArthur Blvd • Suite 610 • Irvine, CA 92612 • (949) 475-5410 • Fax (949) 475-5412

website: www.almichcpa.com • email: info@almichcpa.com

AMERICAN EDUCATION CENTERS, INC.

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$3,940,557	$5,498,565
Accounts receivable, net of allowance	1,518,597	2,223,990
Inventories	110,763	107,104
Prepaid expenses	366,426	742,590
Deferred initial direct costs	927,100	890,100

Total current assets	6,863,444	9,462,350

Property and equipment, net	3,736,765	3,984,572
Other assets:
Deposits and other	91,321	91,321
Investment in affiliate	2,000,000	2,420,000
Intercompany transfers	(2,897,472)	(5,533,095)

Total other assets	(806,151)	(3,021,774)

Total assets	$9,794,058	$10,425,148

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$175,144	$285,562
Accrued expenses	1,209,973	1,164,404
Unearned tuition	2,197,522	2,227,933
Current portion of notes and debenture payable	183,958	180,000

Total current liabilities	3,766,596	3,857,899

Long-term liabilities:
Notes payable, net of current portion	2,415,762	2,203,082

Total long-term liabilities	2,415,762	2,203,082
Equity:
Common Stock	20	20
Additional paid-in capital	3,902,824	4,000,970
Retained earnings	1,441,158	2,095,479
Treasury stock	1,732,302	1,732,302

Total stockholder’s equity	3,611,700	4,364,167

Total liabilities and equity	$9,794,058	$10,425,148

AMERICAN EDUCATION CENTERS, INC.

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$11,877,651	$12,332,985
Costs and expenses:
Course materials, services and instruction	4,334,500	4,321,362
Selling and promotion	2,219,223	2,542,296
General and administrative	3,281,599	3,559,370
Facilities	1,320,164	1,434,281
Depreciation and amortization	528,831	607,140

Total costs and expenses	11,684,317	12,464,449
Income from operations	193,334	(131,464)
Other income (expense)
Interest income	40,581	44,031
Interest expense	61,456	62,225
Other income (expense)	(287)	(636)

Total Other income (expense)	(21,162)	(18,830)

Net income	$172,746	$(149,021)

AMERICAN EDUCATION CENTERS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$172,746	$(149,021)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	528,831	607,140
Changes in operating assets and liabilities
Accounts Receivable	57,832	(827,713)
Prepaid expenses and other	169,013	(150,339)
Deposits and other	5,560	(936)
Accounts Payable	(150,384)	(59,023)
Accrued expenses and other	(437)	41,636
Unearned Tuition	(54,405)	(216,398)

Net cash provided (used) by operating activities	728,755	(754,653)

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(218,028)	(610,860)

Net cash provided (used) by investing activities	(218,028)	(610,860)

Cash Flows from Financing Activities
Payments on notes payable	(96,434)	(90,000)
Increase in advances from (to) related parties	3,930,914	7,351,708
Capital contribution from stockholders	201,065	121,061
Distribution to shareholders for payment of income tax obligation	(1,372,947)	(1,912,114)

Net cash provided (used) by financing activities	2,662,598	5,470,654

Increase (decrease) in cash	3,173,325	4,105,141

Cash, beginning of year	767,232	1,393,425

Cash, end of year	$3,940,557	$5,498,565

Supplemental cash flows information:
Cash paid for –
Interest expense	$61,456	$62,225
Income taxes	$—	$—

AMERICAN EDUCATION CENTERS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

American Education Centers, Inc. (the Company) was incorporated on June 2, 1993, in the state of Delaware and is engaged in the business of operating private two year colleges. The Company provides career training for business, medical and technical professions.

The Company’s eight campuses are located in Akron and Cincinnati, Ohio, Ft. Mitchell, Hopkinsville and Louisville, Kentucky, Pittsburgh, Pennsylvania, as well as Garland and Hurst, Texas.

2.	BASIS OF PRESENTATION:

The accompanying unaudited condensed financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Institution was co-guarantor and its assets secured outstanding credit facilities of $3,335,760 of Brown Mackie Education Corporation, another educational corporation owned by the stockholders of the Institution. In addition, the Institution guarantees $100,000 of a note payable of Michiana College Education Corporation and a $840,000 note payable of Southern Ohio College, LLC.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$196,636	$(10,868)
Accounts receivable, net of allowance	120,459	91,324
Inventories	19,258	14,759
Prepaid expenses	16,776	40,868
Deferred initial direct costs	190,100	168,100

Total current assets	543,229	304,183

Property and equipment, net	70,422	51,202
Other assets:
Goodwill – net	316,208	316,208
Investment in affiliate	—	210,000
Intercompany transfers	157,478	43,041

Total other assets	473,686	569,249

Total assets	$1,087,336	$924,634

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$1,149	$13,781
Accrued expenses	82,624	64,937
Unearned tuition	237,292	122,439

Total current liabilities	321,064	201,157

Long-term liabilities:
Notes payable, net of current portion	93,708	91,238

Total long-term liabilities	93,708	91,238
Equity:
Common Stock	10	10
Additional paid-in capital	1,554,343	1,632,874
Retained earnings	(597,209)	(716,065)
Treasury stock	284,580	284,580

Total stockholder’s equity	672,563	632,240

Total liabilities and equity	$1,087,336	$924,634

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$1,002,584	$774,807
Costs and expenses:
Course materials, services and instruction	361,152	303,759
Selling and promotion	218,206	192,863
General and administrative	184,059	171,300
Facilities	91,920	84,843
Depreciation and amortization	16,145	15,266

Total costs and expenses	871,481	768,031
Income from operations	131,103	6,777
Other income (expense)
Interest expense	2,471	2,475
Other income (expense)	(25)	—

Total Other income (expense)	(2,496)	(2,475)

Net income	$128,657	$4,302

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$128,657	$4,302
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,145	15,266
Changes in operating assets and liabilities
Accounts Receivable	27,970	10,667
Prepaid expenses and other	(10,794)	(2,329)
Deposits and other	317	(1,403)
Accounts Payable	7,947	4,837
Accrued expenses and other	14,239	(9,752)
Unearned Tuition	(93,793)	(66,323)

Net cash provided (used) by operating activities	90,687	(44,736)

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(857)	(774)

Net cash provided (used) by investing activities	(857)	(774)

Cash Flows from Financing Activities
Payments on notes payable	2,471	0
Increase in advances from (to) related parties	(305,132)	(230,793)
Capital contribution from stockholders	29,647	29,647
Distribution to shareholders for payment of income tax obligation	(62,009)	(22,122)

Net cash provided (used) by financing activities	(335,023)	(223,267)

Increase (decrease) in cash	(245,193)	(268,777)

Cash, beginning of year	441,829	257,909

Cash, end of year	$196,636	$(10,868)

Supplemental cash flows information:
Cash paid for –
Interest expense	$2,471	$2,475
Income taxes	$—	$—

ASHER SCHOOL OF BUSINESS EDUCATION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

Asher School of Business Education Corporation (the Company) was incorporated on September 25, 1996, in the state of Delaware. The Company operates a private career school located in Norcross, Georgia. The Company provides career training for business and health related professions and offers diploma and degree programs.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include the accounts of the Company, as well as its 10% equity interest in the earnings Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $210,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

BROWN MACKIE EDUCATION CORPORATION

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$(41,134)	$(14,559)
Accounts receivable, net of allowance	468,359	379,730
Inventories	18,501	17,624
Prepaid expenses	56,861	43,414
Deferred initial direct costs	450,333	449,333

Total current assets	952,919	875,542

Property and equipment, net	965,998	3,894,163
Other assets:
Deposits and other	138,036	107,690
Goodwill – net	78,952	78,952
Investment in affiliate	—	315,000
Intercompany transfers	205,615	(370,377)

Total other assets	422,602	131,265

Total assets	$2,341,520	$4,900,970

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$(17,244)	$5,563
Accrued expenses	117,218	163,092
Unearned tuition	563,553	430,661
Current portion of notes and debenture payable	180,000	392,635

Total current liabilities	843,527	991,950

Long-term liabilities:
Notes payable, net of current portion	910,395	3,075,150

Total long-term liabilities	910,395	3,075,150
Equity:
Common Stock	10	10
Additional paid-in capital	626,777	711,358
Retained earnings	474,892	636,582
Treasury stock	514,080	514,080

Total stockholder’s equity	587,598	833,869

Total liabilities and equity	$2,341,520	$4,900,970

BROWN MACKIE EDUCATION CORPORATION

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$2,882,573	$2,802,058

Costs and expenses:
Course materials, services and instruction	1,180,699	1,097,749
Selling and promotion	443,542	449,121
General and administrative	564,518	472,193
Facilities	275,271	245,613
Depreciation and amortization	134,943	232,157

Total costs and expenses	2,589,972	2,495,605

Income from operations	283,600	306,454
Other income (expense)
Interest income	196	—
Interest expense	30,563	91,059
Other income (expense)	(2,923)	35,689

Total Other income (expense)	(33,290)	(55,370)

Net income	$256,156	$179,706

BROWN MACKIE EDUCATION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$256,156	$179,706
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	134,943	232,157
Changes in operating assets and liabilities
Accounts Receivable	28,702	128,013
Prepaid expenses and other	(2,189)	(10,542)
Deposits and other	32,574	38,002
Accounts Payable	7,410	(6,399)
Accrued expenses and other	(57,456)	(274,016)
Unearned Tuition	(114,492)	(217,897)

Net cash provided (used) by operating activities	285,648	69,025

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(5,720)	(102,432)
Gain (loss) on sale of assets	2,923	1,015

Net cash provided (used) by investing activities	(2,797)	(101,417)

Cash Flows from Financing Activities
Payments on notes payable	(95,830)	(215,999)
Increase in advances from (to) related parties	(352,525)	(96,206)
Capital contribution from stockholders	29,647	29,647
Distribution to shareholders for payment of income tax obligation	(179,798)	(190,995)

Net cash provided (used) by financing activities	(598,506)	(473,553)

Increase (decrease) in cash	(315,655)	(505,944)

Cash, beginning of year	274,521	491,385

Cash, end of year	$(41,134)	$(14,559)

Supplemental cash flows information:
Cash paid for -
Interest expense	$30,563	$91,059
Income taxes	$—	$—

BROWN MACKIE EDUCATION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

Brown Mackie Education Corporation (the Company) was incorporated on March 24, 1994, in the state of Delaware and is engaged in the business of operating a private junior college with two campuses located in Salina and Lenexa, Kansas. The Company provides education in the business, legal and medical professions resulting in associate degrees.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include the accounts of the Company, as well as its 15% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Company was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of another entity owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:

Cash	$417,242	$(5,761)
Accounts receivable, net of allowance	404,940	413,690
Inventories	30,098	34,660
Prepaid expenses	42,506	55,155
Deferred initial direct costs	293,453	264,453

Total current assets	1,188,240	762,198

Property and equipment, net	213,453	787,448
Other assets:
Deposits and other	4,560	4,560
Goodwill – net	181,684	181,684
Investment in affiliate	—	420,000
Intercompany transfers	775,742	1,083,938

Total other assets	961,986	1,690,182

Total assets	$2,363,679	$3,239,828

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$12,045	$1,871
Accrued expenses	179,946	219,500
Unearned tuition	642,862	765,421
Current portion of notes and debenture payable	6,088	8,621

Total current liabilities	840,941	995,412

Long-term liabilities:
Notes payable, net of current portion	118,662	107,064

Total long-term liabilities	118,662	107,064

Equity:
Common Stock	10	10
Additional paid-in capital	759,359	870,347
Retained earnings	2,093,618	2,715,905
Treasury stock	1,448,910	1,448,910

Total stockholder’s equity	1,404,076	2,137,352

Total liabilities and equity	$2,363,679	$3,239,828

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$3,357,184	$3,684,098

Costs and expenses:
Course materials, services and instruction	1,118,898	1,162,589
Selling and promotion	437,593	479,000
General and administrative	384,818	445,237
Facilities	213,520	276,996
Depreciation and amortization	47,648	125,443

Total costs and expenses	2,202,476	2,489,265

Income from operations	1,154,707	1,194,833

Other income (expense)
Interest income	—	—
Interest expense	4,052	3,717
Other income (expense)	—	—

Total Other income (expense)	(4,052)	(3,717)

Net income	$1,150,655	$1,191,116

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$1,150,655	$1,191,116
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,648	125,443
Changes in operating assets and liabilities
Accounts Receivable	267,002	850,915
Prepaid expenses and other	(5,308)	9,409
Deposits and other	(1,356)	3,632
Accounts Payable	(32,632)	(7,369)
Accrued expenses and other	(22,918)	(125,505)
Unearned Tuition	105,800	207,584

Net cash provided (used) by operating activities	1,508,893	2,255,224

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(7,148)	(21,492)

Net cash provided (used) by investing activities	(7,148)	(21,492)

Cash Flows from Financing Activities
Increase in advances from (to) related parties	(1,187,426)	(1,764,628)
Capital contribution from stockholders	29,647	29,647
Distribution to shareholders for payment of income tax obligation	(518,779)	(750,563)

Net cash provided (used) by financing activities	(1,676,559)	(2,484,302)

Increase (decrease) in cash	(174,814)	(250,570)

Cash, beginning of year	592,056	244,809

Cash, end of year	$417,242	$(5,761)

Supplemental cash flows information:
Cash paid for -
Interest expense	$4,052	$3,717
Income taxes	$—	$—

COMMONWEALTH BUSINESS COLLEGE EDUCATION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

Commonwealth Business College Education Corporation (the Company) was incorporated on September 7, 1995, in the state of Delaware. The Company operates a private career school with three campuses located in Merrillville and Michigan City, Indiana, as well as Moline, Illinois. The Company provides career training for business and health related professions.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

MICHIANA COLLEGE EDUCATION CORPORATION

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$386,531	$(28,458)
Accounts receivable, net of allowance	367,039	510,223
Inventories	40,923	25,625
Prepaid expenses	28,643	48,937
Deferred initial direct costs	297,000	256,000

Total current assets	1,120,136	812,327

Property and equipment, net	263,407	199,935
Other assets:
Goodwill – net	1,067,581	1,067,581
Investment in affiliate	600,000	420,000
Intercompany transfers	2,006,596	2,888,934

Total other assets	3,674,176	4,376,515

Total assets	$5,057,719	$5,388,777

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$3,331	$9,965
Accrued expenses	123,043	143,241
Unearned tuition	663,622	817,590
Current portion of notes and debenture payable	97,758	1,597

Total current liabilities	887,755	972,393

Long-term liabilities:
Notes payable, net of current portion	385,674	342,508

Total long-term liabilities	385,674	342,508
Equity:
Common Stock	10	10
Additional paid-in capital	1,414,343	1,573,222
Retained earnings	3,273,147	3,403,853
Treasury stock	903,210	903,210

Total stockholder’s equity	3,784,290	4,073,876

Total liabilities and equity	$5,057,719	$5,388,777

MICHIANA COLLEGE EDUCATION CORPORATION

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$3,934,654	$4,488,113
Costs and expenses:
Course materials, services and instruction	1,233,489	1,357,419
Selling and promotion	405,330	467,543
General and administrative	376,702	422,891
Facilities	263,593	270,969
Depreciation and amortization	53,664	51,265

Total costs and expenses	2,332,777	2,570,088
Income from operations	1,601,878	1,918,026
Other income (expense)
Interest income	—	—
Interest expense	13,075	(47,675)
Other income (expense)	—	—

Total Other income (expense)	(13,075)	47,675

Net income	$1,588,803	$1,965,701

MICHIANA COLLEGE EDUCATION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$1,168,775	$1,965,701
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	101,565	51,265
Changes in operating assets and liabilities
Accounts Receivable	328,034	956,806
Prepaid expenses and other	28,012	13,219
Deposits and other	(800)	(800)
Accounts Payable	(1,967)	(2,783)
Accrued expenses and other	940	(43,102)
Unearned Tuition	4,506	153,912

Net cash provided (used) by operating activities	1,629,065	3,094,218

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(16,702)	2,433

Net cash provided (used) by investing activities	(16,702)	2,433

Cash Flows from Financing Activities
Payments on notes payable	(90,925)	(100,842)
Increase in advances from (to) related parties	(1,837,701)	(3,326,814)
Capital contribution from stockholders	29,647	29,647
Distribution to shareholders for payment of income tax obligation	(499,125)	(1,133,131)

Net cash provided (used) by financing activities	(2,398,104)	(4,531,140)

Increase (decrease) in cash	(785,741)	(1,434,489)

Cash, beginning of year	1,174,688	1,406,032

Cash, end of year	$388,947	$(28,458)

Supplemental cash flows information:
Cash paid for -
Interest expense	$13,075	$—
Income taxes	$—	$—

MICHIANA COLLEGE EDUCATION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

Michiana College Education Corporation (the Company) was incorporated on February 16, 1999, in the state of Delaware. The Company was organized to acquire and operate a private career college with campuses located in South Bend and Ft. Wayne, Indiana. During the year ended December 31, 2001, the Company opened an additional location in Cherry Hill, New Jersey; this location was closed during the year ended December 31, 2002. The Company provides career training for business, medical and technical professions and offers diploma and degree programs.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include the accounts of the Company, as well as its 20% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial polices of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $420,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s proportionate share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other educational corporations owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

SOUTHERN OHIO COLLEGE

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$1,008,402	$(27,453)
Accounts receivable, net of allowance	123,609	342,330
Inventories	9,949	47,858
Prepaid expenses	84,533	47,182

Total current assets	1,226,493	409,917

Property and equipment, net	232,234	238,604
Other assets:
Deposits and other	64,062	54,062
Goodwill – net	1,760,222	1,760,222
Intercompany transfers	(303,239)	1,235,793

Total other assets	1,521,045	3,050,077

Total assets	$2,979,772	$3,698,597

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$44,414	$11,169
Accrued expenses	59,786	76,165
Unearned tuition	78,456	302,453
Current portion of notes and debenture payable	142,900	(8,058)

Total current liabilities	325,557	381,729

Long-term liabilities:
Notes payable, net of current portion	643,775	643,775

Total long-term liabilities	643,775	643,775
Equity:
Additional paid-in capital	2,100,000	2,100,000
Retained earnings	(89,560)	573,093

Total stockholder’s equity	2,010,440	2,673,093

Total liabilities and equity	$2,979,772	$3,698,597

SOUTHERN OHIO COLLEGE

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$—	$1,860,517
Costs and expenses:
Course materials, services and instruction	28,554	664,862
Selling and promotion	40,855	284,018
General and administrative	6,652	148,044
Facilities	13,500	144,867
Depreciation and amortization	—	62,250

Total costs and expenses	89,560	1,297,698
Income from operations	(89,560)	562,819
Other income (expense)
Interest income	—	—
Interest expense	—	16,816
Other income (expense)	—	6,361

Total Other income (expense)	—	(10,455)

Net income	$(89,560)	$539,643

SOUTHERN OHIO COLLEGE

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$(89,560)	$539,643
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	—	62,250
Changes in operating assets and liabilities
Accounts Receivable	(123,609)	(25,277)
Prepaid expenses and other	(144,482)	(27,549)
Deposits and other	(14,062)	0
Accounts Payable	44,414	(2,634)
Accrued expenses and other	59,786	5,159
Unearned Tuition	78,456	193,940

Net cash provided (used) by operating activities	(189,056)	745,532

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(1,992,456)	(20,478)

Net cash provided (used) by investing activities	(1,992,456)	(20,478)

Cash Flows from Financing Activities
Payments on notes payable	786,675	(170,842)
Increase in advances from (to) related parties	303,239	(1,423,514)
Capital contribution from stockholders	2,100,000	0

Net cash provided (used) by financing activities	3,189,914	(1,594,356)

Increase (decrease) in cash	1,008,402	(869,302)

Cash, beginning of year	0	841,849

Cash, end of year	$1,008,402	$(27,453)

Supplemental cash flows information:
Cash paid for —
Interest expense	$—	$16,816
Income taxes	$—	$—

SOUTHERN OHIO COLLEGE, LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

American Education Centers, Inc. (AEC or the Company) was incorporated on June 2, 1993 in the state of Delaware and is engaged in the business of operating private two year colleges. The Company provides career training for business, medical and technical professions. The Company’s campuses are located in Akron and Cincinnati, Ohio, Ft. Mitchell, Hopkinsville and Louisville, Kentucky, Pittsburgh, Pennsylvania, as well as Garland and Hurst, Texas. Southern Ohio College (SOC) has campuses located in Ft. Mitchell, Kentucky, Cincinnati and Akron, Ohio, as well as Garland and Hurst, Texas.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include only the accounts of SOC, a division of the Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, SOC was a co-guarantor and its assets secured outstanding credit facilities of $1,090,000 of the Company and $3,335,760 of another educational corporation owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

CONDENSED BALANCE SHEET

As of June 30, 2002 and 2003

UNAUDITED

	2002	2003
Assets
Current assets:
Cash	$24,409	$(11,039)
Accounts receivable, net of allowance	107,880	232,944
Inventories	2,783	6,309
Prepaid expenses	17,035	20,924
Deferred initial direct costs	81,200	69,200

Total current assets	233,306	318,338

Property and equipment, net	32,433	272,799
Other assets:
Deposits and other	4,958	4,958
Goodwill – net	134,233	134,233
Investment in affiliate	—	315,000
Intercompany transfers	675,251	651,403

Total other assets	814,442	1,105,594

Total assets	$1,080,181	$1,696,730

Liabilities and shareholders’ investment
Current liabilities:
Accounts payable	$1,830	$11,638
Accrued expenses	45,346	115,470
Unearned tuition	271,153	343,196

Total current liabilities	318,329	470,304

Long-term liabilities:
Notes payable, net of current portion	60,203	58,613

Total long-term liabilities	60,203	58,613
Equity:
Common Stock	5	5
Additional paid-in capital	781,986	869,452
Retained earnings	190,979	569,676
Treasury stock	271,320	271,320

Total stockholder’s equity	701,650	1,167,814

Total liabilities and equity	$1,080,181	$1,696,730

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

CONDENSED INCOME STATEMENTS

For the six months ended June 30, 2002 and 2003

UNAUDITED

	2002	2003
Net revenues	$1,276,178	$1,897,210
Costs and expenses:
Course materials, services and instruction	440,406	623,088
Selling and promotion	105,531	145,988
General and administrative	195,634	223,051
Facilities	92,737	199,231
Depreciation and amortization	12,627	10,531

Total costs and expenses	846,898	1,201,889
Income from operations	429,280	695,321
Other income (expense)
Interest income	—	201
Interest expense	1,590	1,590
Other income (expense)	20	(76)

Total Other income (expense)	(1,570)	(1,465)

Net income	$427,670	$694,008

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

CONDENSED STATEMENTS OF CASH FLOWS

For the six months ended June 30, 2002 and 2003

UNAUDITED

Cash Flows from Operating Activities	2002	2003
Net Income	$427,670	$694,008
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,627	10,531
Changes in operating assets and liabilities
Accounts Receivable	6,877	(36,037)
Prepaid expenses and other	10,011	6,382
Deposits and other	0	19,517
Accounts Payable	(22,364)	8,234
Accrued expenses and other	2,359	33,317
Unearned Tuition	11,577	(1,619)

Net cash provided (used) by operating activities	448,757	734,333

Cash Flows from Investing Activities
Purchases of Property, Equipment & Improvements	(855)	(246,598)

Net cash provided (used) by investing activities	(855)	(246,598)

Cash Flows from Financing Activities
Increase in advances from (to) related parties	(551,368)	(509,390)
Capital contribution from stockholders	29,647	29,647
Distribution to shareholders for payment of income tax obligation	(267,318)	(464,416)

Net cash provided (used) by financing activities	(789,040)	(944,159)

Increase (decrease) in cash	(341,137)	(456,424)

Cash, beginning of year	365,546	445,385

Cash, end of year	$24,409	$(11,039)

Supplemental cash flows information:
Cash paid for —
Interest expense	$1,590	$1,590
Income taxes	$—	$—

STAUTZENBERGER COLLEGE EDUCATION CORPORATION

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

1.	NATURE OF OPERATIONS:

Stauntzenberger College Education Corporation (the Company) was incorporated on July 22, 1997, in the state of Delaware. The Company operates a private career school located in Findlay, Ohio. The Company provides career training for business and health related professions and offers diploma and degree programs.

2.	BASIS OF PRESENTATION:

The accompanying financial statements include the accounts of the Company, as well as its 15% equity interest in the earnings of Southern Ohio College, LLC (SOC), which began operations on June 13, 2002. The Company’s investment in SOC is accounted for using the equity method of accounting as the Company exercises significant influence over operating and financial policies of SOC. Under the equity method of accounting, the investment in SOC is carried at cost, $315,000, adjusted for the Company’s proportionate share of earnings or losses. The Company’s share of SOC’s earnings were not material during the period ended June 30, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

3.	GUARANTEES:

As of June 30, 2003, the Company was a co-guarantor and its assets secured outstanding credit facilities of $4,425,760 of other education corporations owned by the stockholders of the Company.

4.	SUBSEQUENT EVENTS:

On September 2, 2003, Education Management Corporation (“EDMC”) acquired 100 percent of the outstanding stock of American Education Centers, Inc. and related companies (“AEC”). The acquisition is subject to receipt of final regulatory approvals.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Background and Introduction

On September 2, 2003, Education Management Corporation (“EDMC”) announced that it had closed its purchase of all of the outstanding shares (the “Shares”) of American Education Centers, Inc., Asher School of Business Education Corporation, Brown Mackie Education Corporation, Commonwealth Business College Education Corporation, Michiana College Education Corporation, and Stautzenberger College Education Corporation. In addition, Southern Ohio College, LLC, a wholly-owned subsidiary of the entities listed above, was acquired in this purchase. Collectively, these entities are referred to as American Education Centers (“AEC”). The acquisition of AEC was pursuant to the terms and conditions of a Stock Purchase Agreement dated as of June 24, 2003. The Shares were beneficially owned by certain individuals and trusts. The aggregate cash purchase price for the Shares was $112.5 million (which amount included approximately $70 million paid by EDMC two business days after the closing date); EDMC also assumed $3.5 million of debt. The purchase price for the Shares was determined in arms’ length negotiations.

The unaudited pro forma condensed consolidated statement of income combines EDMC’s and AEC’s historical consolidated statements of income, giving effect to the acquisition as if it had occurred on the first day of the period for which the statement is presented, July 1, 2002. The unaudited pro forma condensed consolidated balance sheet combines EDMC’s and AEC’s historical consolidated balances, giving effect to the acquisition as if it occurred on June 30, 2003.

The pro forma financial information reflects the purchase method of accounting for the acquisition of AEC, and accordingly is based upon estimated purchase accounting adjustments that are subject to further revision depending on completion of third-party appraisals of the fair values of AEC’s assets and liabilities.

This information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed consolidated financial statements; and

•	the separate historical audited financial statements of AEC as of and for the year ended December 31, 2002; and

•	the separate historical unaudited interim condensed financial statements of AEC as of and for the six-month periods ended June 30, 2002 and 2003.

The pro forma data is not necessarily indicative of the results of operations and financial position that would have been achieved had the acquisition been completed on the dates indicated or of future operations of the combined company.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

For the year ended June 30, 2003

(Dollars in thousands, except per share amounts)

	EDMC	AEC(1)	Acquisition Adjustments		Pro Forma Consolidated EDMC & AEC
Net revenues	$640,027	$54,125	$—		$694,152

Operating expenses	542,851	44,669	—		587,520
Amortization of intangible assets	4,443	10	1,944	(2)	6,397

Income before interest and taxes	92,733	9,446	(1,944)		100,235
Interest expense, net	1,282	208	2,600	(3)	4,090

Income before income taxes	91,451	9,238	(4,544)		96,145
Provision for income taxes	35,174	—	1,807	(4)	36,981

Net income	$56,277	$9,238	$(6,351)		$59,164

Earnings per share:
Basic	$1.59				$1.67
Diluted	$1.54				$1.62
Weighted average number of shares outstanding (in 000’s):
Basic	35,478				35,478
Diluted (5)	36,509				36,509

(1)	The AEC results have been reclassified to conform to EDMC’s presentation of these statements.
(2)	EDMC’s pro forma results of operations have been adjusted to reflect twelve months of amortization of intangibles based upon the new values and useful lives assigned at the time of the AEC acquisition. These amounts are subject to the finalization of a third-party appraisal, the excess of the purchase price over the value of AEC’s tangible assets has been assigned to goodwill and intangibles. These intangible assets have a value of approximately $4.6 million and have an average useful life of 2.3 years.
(3)	EDMC’s pro forma results of operations have been adjusted to reflect the additional interest expense related to the AEC acquisition at an interest rate of 2.15%, the weighted average interest rate paid on borrowings under the credit facility and 3.11% on the notes payable to sellers, during the twelve months ended June 30, 2003.
(4)	A 38.5% combined state and federal statutory rate was assumed in calculating the income tax effect of the pro forma adjustments. As AEC filed its returns as a Subchapter S Corporation, the provision for income tax adjustment reflects the net impact of the tax provision for the historical income before income taxes of AEC and the acquisition adjustments.
(5)	The weighted average shares outstanding for the diluted earnings per share calculation include the impact of outstanding options, where dilutive.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2003

(Dollars in thousands, except share and per share data)

	EDMC	AEC (1)	Acquisition Adjustments(2)(3)	Pro Forma Consolidated EDMC & AEC
Assets
Current assets:
Cash and cash equivalents	$80,491	$5,400	$—	$85,891
Receivables, net	39,709	4,194	—	43,903
Other current assets	30,829	3,351	—	34,180

Total current assets	151,029	12,945	—	163,974

Property and equipment, net	230,749	9,429	(434)	239,744
Other long-term assets	11,202	4,324	—	15,526
Intangible assets	16,892	38	4,464	21,394
Goodwill	156,701	3,539	92,500	252,740

Total assets	$566,573	$30,275	$96,530	$693,378

Liabilities and shareholders’ investment
Current liabilities:
Current portion of long-term debt	$35,074	$575	$13,925	$49,574
Accounts payable	16,301	340	—	16,641
Accrued liabilities	28,461	1,947	—	30,408
Advance payments	50,372	5,010	—	55,382

Total current liabilities	130,208	7,872	13,925	152,005

Long-term debt, less current portion	3,426	6,521	98,487	108,434
Other long-term liabilities	5,160	—	—	5,160
Shareholders’ investment	427,779	15,882	(15,882)	427,779

Total liabilities and shareholders’ investment	$566,573	$30,275	$96,530	$693,378

(1)	The AEC results of operations have been reclassified to conform to EDMC’s presentation.

(2)	The preliminary allocation of the estimated purchase price to assets acquired and liabilities assumed as of June 30, 2003 is as follows (in thousands):

Purchase price	$114,520
Estimated acquisition costs	1,488

$116,008

Net book value of assets acquired	15,882
Debt not assumed	3,596
Intangible assets of AEC	(3,577)
Adjustments to fair value:
Identifiable intangible assets	4,502
Goodwill	96,039
Property and equipment	(434)

$116,008

(3)	Borrowings include the $11.0 million in notes payable to the sellers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:	/s/ ROBERT T. MCDOWELL
Robert T. McDowell Executive Vice President and Chief Financial Officer

Dated: November 10, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of June 24, 2003 by and among Education Management Corporation and Russell E. Palmer, Bradley C. Palmer, The Stephen R. Palmer Living Trust, The Russell E. Palmer III Living Trust, The Karen J. Korfmann Living Trust, Michael Masin, Connie Walter, Technology Leaders L.P., Technology Leaders First Corp., J. William Brooks, Gerard Francois, Danny Finuf, The Companies Signatory Thereto and Sellers’ Representative, incorporated by reference to Exhibit 2.1 to the Report on Form 8-K filed by Education Management Corporation on September 17, 2003 (the “September 2003 8-K”).

4.1	Second Amended and Restated Credit Agreement dated as of August 18, 2003 by and among Education Management Corporation as the Borrower, The Banks Party Thereto as the Banks and National City Bank of Pennsylvania as the Agent and Wachovia Bank, National Association, as Syndication Agent, Suntrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Documentation Agent, incorporated by reference to Exhibit 4.1 to the September 2003 8-K.

23.1	Consent of Almich & Associates, independent auditors for American Education Centers, Inc. filed herewith.